UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-08649

                             EII Realty Securities Trust

(Exact name of registrant as specified in charter)

640 Fifth Avenue, 8th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Richard J. Adler
640 Fifth Avenue, 8th Floor
New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-735-9500

Date of fiscal year end:  June 30

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

JUNE 30, 2014

ANNUAL REPORT

888-323-8912

E.I.I. REALTY SECURITIES TRUST

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund’s objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Rd., Berwyn, PA 19312.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

June 30, 2014

(unaudited)

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six-month period (the period) ended June 30, 2014, the E.I.I. Realty Securities Fund rose 19.4% on a per share basis above the 17.7% for the FTSE NAREIT Equity REITs Index (the Index). For the fiscal year ending June 30 the Fund rose 16.4% compared to the Index gain of 13.2%.

The strong performance in the period has catapulted the REIT sector into one of the top performing categories thus far in 2014. From a relative perspective, the group continued to outperform the general equities market on a year to date (YTD) basis, with the S&P 500 up 7.1%. The REIT industry is benefiting from a multitude of tailwinds, including healthy demand from existing and potential tenants, access to cheap capital, a highly competitive acquisition environment which is allowing REITs to sell non-core assets at attractive pricing, and a fundamental backdrop such that skilled development companies have the opportunity to invest at an attractive spread to their cost of capital.

The US economy actually shrank at a rate of close to 2.0% on a real gross domestic product (GDP) basis in the first quarter of 2014, but recovered in the second quarter, bringing the first half GDP to just under 2%. A more benign economy has provided a constructive backdrop for the REIT industry. Important indicators such as housing, employment, personal income, consumer/business confidence and retail sales are all making more positive advances versus this time last year. This high level data is being validated at the property level for many sectors, as operating metrics are improving and managements are more optimistic heading into the balance of the year.

Within the current environment, we view REIT valuations as modestly attractive, with a bulk of our universe trading at approximately a 5% premium to net asset value and roughly a 5-8% discount to fair value.

The biggest question mark leading into the second half of the year will be Federal Reserve Policy, and what the impact on that policy will mean for interest rates and borrowing costs. It was concern over the direction of interest rates that triggered a decline in REITs in 2013 during the “taper tantrum” in anticipation of the ending of the Federal Reserve’s quantitative easing policy. But consistent with past episodes, once a change in monetary policy direction is passed, REITs are driven by real estate fundamentals, which remain quite strong. Long-term Treasury bond and other fixed income assets also rallied in 2014. It remains to be seen if the ending of quantitative easing, now expected by October, is considered the inflection point this cycle or if requires the more traditional increase in the Fed funds rate likely sometime in 2015.

Market Analysis

The REIT sector saw a large dispersion of returns during the period. Having underperformed in the first quarter, lodging and timber both returned 10.8% in the second quarter. Within the lodging space, small cap REITs achieved total returns in the range of 14 to 16%, while the larger cap names returned closer to 9%. The hotel c-corps also saw a wide variance of returns; with Marriott International Inc. (MAR) significantly outperforming Starwood Hotels & Resorts Worldwide Inc. (HOT). Within the timber category Plum Creek Timber Co Inc. (PCL) produced a solid return, even in light of a housing market rebound that was more anemic than anticipated. PCL continues to be one of the least expensive large cap names in our universe, thus at current valuations, we are staying with an overweight. The apartment sector has outperformed as operating performance has remained solid, even with the much anticipated onslaught of new construction. Our research indicates that new apartment deliveries will accelerate into the second half of 2014, thus making for more difficult comparisons in the third and fourth quarters. We continue to be underweight modestly traditional apartments.

The primary laggards in the quarter were industrial and free-standing retail. The industrial group continues to see very strong absorption and vacancy continues to move lower, even though the market has raised concerns regarding elevated levels of supply in certain markets. Dallas and Riverside, CA (Inland Empire) have been at the top of most lists of at-risk markets, with each expected to deliver new supply of roughly 2.8% of existing stock in 2014, and with a large bulk of this supply expected to be offset by incremental demand. The free-standing (triple net) category likely saw profit taking in the period following a strong return in the first quarter. With the potential for interest rate volatility to pick-up from here, it was viewed as an opportune time to take profits. Also, from a technical perspective, there were two large equity issuances, one from Spirit Realty Capital Inc. (SRC) and the other from American Realty Capital Properties Inc. (ARCP) which put pressure on share prices during the period.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2014

(unaudited)

Capital Markets and Investment Activity

Capital markets activity over the first half of the year was brisk, with $14.9 billion of equity capital raised in the REIT sector during the period. The Initial Public Offering (“IPO”) calendar was slow, with La Quinta Holdings, a lodging c-corp controlled by Blackstone Group being the only material new listing in the period. Follow-on equity raises totaled a strong $9.4 billion across approximately 19 issuers. The average deal size was $250 million, with Brixmor Property Group Inc. (BRX), Hilton Worldwide Holdings Inc. (HLT), Health Care REIT Inc. and ARCP each raising between $775M-to$2.3 billion. Blackstone continues to monetize deals struck prior to the recession with the IPO of La Quinta and reducing interests in HLT and BRX via secondary transactions. There were $1.089 billion of bought deals in the period including $264 million offering for Sunstone Hotel Investors Inc. and $551 million for Parkway Properties Inc. At-the-market (ATM) offerings were “authorized” for total potential proceeds of $4.0 billion, further evidence that the market is transitioning away from underwritten and overnight deals, opting for the stealth and cheaper execution that ATMs can offer.

At the end of the second quarter, the Fund contained 32 positions and an active share exposure of 60%. Both the number of positions and active share have been fairly consistent over the past several quarters.

New positions added to the Fund over the period included CBL & Associates Properties Inc. (CBL), Retail Opportunity Investments Corp. (ROIC), SRC, Hudson Pacific Properties Inc. (HPP) and Acadia Realty Trust (AKR). CBL is a B quality mall operator that is in the process of upgrading the quality of its portfolio. The company trades at a 10% discount to Net Asset Value (NAV) and would benefit from a recovery in retail fundamentals during the second half of the year. ROIC and SRC were both purchased during secondary offerings and are more tactical than core positions. ROIC is an opportunistic acquirer of west coast shopping centers and has a highly regarded CEO whose primary objective is to create value for shareholders. SRC orchestrated a material recapitalization during the second quarter, which included the issuance of $280 million of new equity along with $750 million of convertible debt. The shares trade at a discount to the triple-net lease peer group. HPP is a west coast office company while AKR is a smaller-cap shopping center company.

We traded into and out of Education Realty Trust Inc. (EDR) in student housing, and exited several positions during the period, including Sovran Self-Storage Inc. (SSS), Summit Hotel Properties Inc. (INN), Macerich Co. (MAC), SL Green Realty Corp. (SLG) and Tanger Factory Outlet Centers Inc. (SKT).

Property Analysis

Office

The US Office market recorded its best absorption over the period, with 90% of US markets generating occupancy growth and 85% rent growth. Tech, Energy and Healthcare remain the largest drivers of demand benefitting the Texas and West Coast markets the most. Worker densification within existing office supply remains a key headwind for the sector and is most prevalent in markets/buildings that cater to Government, Finance and Law tenants. Supply remains well below the historical average at only 1.0% of total stock, which should support future rent growth, and the supply that is being built is concentrated in markets where job growth can easily absorb it.

Investment sales volumes reached the highest level since 2007 with NewYork, Boston and San Francisco comprising 60% of transactions. Foreign buyers have acquired 70% of the primary trophy asset trades since 2013 and given the “wall” of capital they are looking to put to work we would expect this trend to continue. Generally speaking, primary coastal market cap rates are 4.0% to 5.0%, which is driving institutional capital into secondary markets with more acceptable initial yields in the 6.0% to 7.0% range.

In our view, ample capital plus growing net operating income (NOI) streams should support current market valuations. We continue to favor management teams that can invest capital in low risk, pre-leased developments with initial yields at a significant premium to current market cap rates. In an environment where it is difficult to accretively grow through acquisitions, we believe the management teams that have this strategy will see upward revisions to both NAV and earnings.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2014

(unaudited)

Shopping Centers

Although US retail sales have disappointed relative to expectation, demand for REIT quality shopping center space remains robust. The REITs tend to own the best product in any given trade area and given the lack of new supply retailers are scrambling to find space to satisfy their modest store expansion plans. As a result, rents are accelerating across the sector with the greatest rent growth in more urban in-fill markets. With this backdrop, strip center REITs are likely to generate same center NOI growth of 3.0% in 2014, a deceleration from 2013 growth of 3.5% but still well above the long-term average of 2.0%.

REITs are focused on upgrading their portfolios by selling high cap rate, non-core assets and buying low cap rate core assets or redeveloping assets into core assets. Cap rates for core quality assets continue to compress making this capital recycling effort extremely difficult to execute. As a result, we favor REITs who can develop at yields well in excess of current market cap rates, and who have demonstrated an ability to execute off-market acquisitions at acceptable cap rates that aren’t dilutive to earnings.

Industrial

Industrial demand has continued its acceleration leading to an 80 basis point (bp) decline in overall vacancy, which is now down to 7.2%. This has driven rental rates up by nearly 5% since last year at this time. The bulk of the demand during this recovery initiated at the big box level with large distribution and fulfillment centers taking up the lion’s share of the demand, however we are now seeing the smaller size space demands perpetuating the recovery. Construction activity as a result has increased dramatically in the tightest markets. Dallas currently has 16 million square feet of new construction representing a 2.5% expansion of the market. The Inland Empire has over 13 million square feet of new construction. As a result we have started to see a leveling out of net absorption in these markets. Overall across the US new construction has been somewhat limited and we do not see a nationwide issue with the volume of new construction. However, we are closely monitoring each market as this sector has a history of limiting rent growth by adding additional supply.

Private market cap rates continue to inch tighter and we have seen the larger compression in the “fly over markets” as the coastal markets are at all-time low cap rates.

Net Lease

The net lease sector has seen unprecedented growth in the public REIT market. While historically a small sector with a mainly retail investor base, it has recently seen a surge in growth and today represents nearly 9% of US REIT indices. Additionally, due to better reporting requirements for non-traded REITs, it is anticipated that an additional $40 billion of net lease REITs could list on the exchange within the next few years.

Owing to the long-term nature of the lease structure in net lease, we anticipate that a rise in in interest rates would negatively affect this sector the most, as was evident in 2013. For now net lease cap rates continue to compress. Core single tenant retail with long duration leases are trading for as low as 5.5% and the market overall is approximately 20 bps tighter. Shorter duration leases have compressed even further in some instances by as much as 100 bps. Cap rate compression has led to lower quality supply of assets which can offer short-term accretion but at the cost of long term releasing risk leading to net asset value diminution. We currently favor stocks which have individual company catalysts as we view the sector overall as being expensive.

Commercial Mortgage REITs

The ample liquidity in the debt markets has marked both a benefit and concern for the sector. For companies with off-the-run or less liquid investments it has provided them with the ability to de-risk their portfolio and grow via issuance of non-recourse asset level debt. This stems from the debt markets becoming more receptive to levering highly structured transactions and newer asset classes such as single-family rental. However, for those REITs which have made more traditional loans the competition has increased dramatically and spreads have come in forcing the REITs into the choice of lowering their cash flow growth expectations, taking on more debt, or underwriting riskier assets. This can be seen in the mezzanine loan market where rates have eroded from 10 to 12% down to as low as 6 to 7% over the past 18 months.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2014

(unaudited)

Apartments

With the subsector up 25% over the period, apartment names are now trading at a 2% premium to NAV. The sector achieved strong operational performance with many markets tracking at or slightly above expectation thus far in 2014. What has investors slightly concerned is the amount of outperformance the space has experienced, and possible slowing growth for revenue and NOI. We expect same-store (SS) revenue growth of roughly mid 3% during the second half of 2014 as compared to a low 4.0% over the first six months of the year and 4.6% in 2013. Slowing growth is likely to hit Washington DC and the Sunbelt markets the hardest on ramping supply, while the West Coast is expected to hold up best.

Malls

The US Commerce Department’s June sales report suggests that retail sales could pick up some traction in the second half of 2014. Year-over-year (YOY) sales growth increased 3.7% in June, 2014 excluding motor vehicle and parts sales — an increase of 0.9% sequentially and the highest sales level reported so far in 2014. However, sales growth remains sluggish and the Commerce Department data also suggests that approximately one third of the growth is attributable to expanded ecommerce platforms. In terms of mall portfolio fundamentals, store closings have increased according to International Council of Shopping Center data. We have seen a few retailers file for bankruptcy protection so far in 2014 for the first time in several years and certain key mall tenants are struggling. However, overall tenant demand for space appears healthy. Tenant churn should increase, which likely could shave 50 to 75 bps from mall REIT same-center NOI growth rates. We continue to expect modest occupancy improvement in 2014 and double digit leasing spreads especially in the higher quality mall portfolios. Mall REIT same-center NOI growth for the full year appears to be tracking in the 3.5% to 4.5% range approximately 0.5% to 1.0% ahead of the long term sector average.

Healthcare

The National Investment Center (NIC) reports senior housing industry operating and construction activity in its NIC Map data. For the period NIC reported good YOY occupancy gains of 1.0% to 90.9% for the industry. Pricing also remained very stable with average rate growth of 2.0%. In addition, its construction data series showed that construction activity declined slightly sequentially. We should continue to see healthy senior housing same-center NOI comps of between 4-6% for healthcare REIT senior housing portfolios. Operating trend for the balance of healthcare REIT asset types, which include nursing homes, medical office, outpatient, and some hospital assets also appear stable to healthy. In total, we expect healthcare REIT same-center NOI growth on average to range between 3.5% to 4.5%. For companies that principally lease space on a triple net basis, the comparison is likely lower in the 2 to 3% range.

Although the operating fundamentals are solid, the investment market is very competitive and cap rates have continued to compress for healthcare assets where we have seen medical office assets trade below 6.0% and senior housing assets trade at 6.0% for the better quality properties. Although overall sector acquisition volume has remained subdued, Ventas Inc. reported that it has entered into an agreement to acquire American Realty Capital Healthcare Trust Inc. for a value of $2.9 billion. It also acquired $900 million of Canadian senior housing assets previously operated by Holiday Retirement. It reported a 6.0% cap rate on the two illustrating the competitive market pricing. We expect spreads from investment activity to remain relatively narrow given the competitive market for healthcare assets.

Lodging

Lodging sector fundamentals have been strong YTD, delivering the reacceleration that hotel bulls expected. Despite some seasonal concern regarding the timing of Easter, second quarter demand has remained robust. According to Smith Travel Research (STR), demand grew roughly 5% for April and May, exceeding the first quarter’s 4%. Demand growth is off to its best start since 2011. Transient demand is steady, and group demand appears to be surprising to the upside. Supply growth has risen 0.9%, but is only marginally above last year’s levels and has been easily offset by demand. The current expectation is that it will rise slightly more than 1% for the year. Supply will warrant more attention going forward. As of June, the hotel construction pipeline is up 12% YOY, with a 40% increase in rooms under construction. Nine of the top 25 markets have a construction pipeline that is above 2% of existing stock, which is the sector’s long-term supply growth rate. New York City, Houston, Miami, and Seattle have pipelines that are 5% or greater. In the second quarter, occupancy rose roughly 350 bps according to STR, which is better than the first quarter’s

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2014

(unaudited)

300 bps. Additionally, Average Daily Rate (ADR) increased over 4% vs. slightly less than 4% in the first quarter. The only question mark is the relative lack of pricing power given the occupancy momentum. Several analysts expected ADR growth to account for a greater percentage of Revenue per Available Room (RevPAR) growth. This could be driven by the improvement in group demand, which is leading to higher occupancies, but isn’t sufficient to result in higher rate. Still, second quarter RevPAR growth was roughly 8%, above the first quarter’s 6.5%. Most RevPAR outlooks remain in the 5.0% to 7.0% for 2014, but given the YTD strength, the upper end of the range is increasingly in play. This should result in double-digit NOI growth since most expense line items are under control.

Storage

Storage fundamentals remain solid, but should decelerate from here. Demand was flat to down slightly during the first quarter of 2014. Regarding supply, development activity is increasing, but the general view is that construction lending is still sufficiently restrained that supply growth will remain manageable into the second half of 2015. If lending grows more available, we expect development to surge. Development economics are compelling with achievable spreads in the 200-300 bps range. Occupancy continues to grind higher, but occupancy growth is on the decline. Occupancy for the REIT’s grew 300 bps YOY during the first quarter of 2014, but the level of growth has declined each quarter since peaking in the first quarter of 2013. The offset is that pricing power continues to rise, with rental rates growing 3.5% on average. Average RevPAF rose nearly 6.5% during the first quarter of the year. This marks a reacceleration after a slowdown in the last quarter of 2013, but this is somewhat inflated by changes to the asset pools. Revenue growth picked up as well, rising 7.1%, from 6.3% during the fourth quarter. Despite this acceleration, analysts anticipate that top line growth will slow as the year progresses as occupancy comparisons grow increasingly more difficult. Revenue is anticipated to increase approximately 6% in 2014. This is up from the mid-5% range at the start of the year. Expense growth expectations remain at roughly 3.5%. This translates to NOI growth of approximately 7%, which should still lead most property types, despite lagging 2013’s 9% growth.

Outlook

A “goldilocks” scenario for REIT investors has persisted over the period, with the 10-year treasury yield moving back down to the 2.5 to 2.6% range, the US economy showing signs of sustainable growth and asset pricing that is validated by access to cheap capital. Meetings with REIT management teams, sales/leasing brokers and private investors has presented a consistent theme relating to operating properties, tenant demand, and investment appetite that is more robust than any time since the end of the recession.

One of the more controversial areas of the economy that has been slow to manifest itself in the commercial real estate landscape over the past 18 months has been the status of the US consumer. Analysts at Cornerstone Macro, an independent economics and policy research firm, recently put forth an intriguing thesis on the state of the US consumer which dissects the current environment along with prospects for the future. According to Cornerstone’s work, the consumer has become more risk-averse since the end of the Great Recession, with consumer debt percent of disposable income down towards 100% today versus 130% at the start of the recession. While real consumer spending was sluggish in 2013, it is expected to reaccelerate to 3.5% over the second half of the year; however it will be muted by a diminished impact from the wealth effect, rendering a result closer to 2.5%. The argument is that in the current environment, consumer sentiment and spending are more heavily tied to income than to wealth. This heavier reliance on income is also impacting consumer views on the cost of credit, with consumers now more sensitive to high interest rates on credit, such as the 11.8% average credit card rate. At the other end of the spectrum, materially lower interest rates on auto loans helped boost auto sales relative to other retail categories. Slow growth in apparel and general merchandise sales are reflective of a consumer that is more cautious on credit. This being said, improving employment trends and a pick-up in average hourly earnings across several key sectors could contribute to a rebound in retail sales during the second half of the year.

The housing recovery has been another source of contention for the US economy, having come on strong in the early part of 2013, only to fizzle out once mortgage rates started moving higher in the summer and fall. Housing continues to be a key driver of sustainable economic activity, and while 2014 is off to a bumpy start, the outlook for the balance of the year is compelling. Mortgage rates remain near a 40 year low and housing affordability remains high due to low mortgage rates and rising incomes. Supply of new and existing housing stock is unusually low considering the potential buyer pool. Consumer and builder sentiment are also on the rise.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2014

(unaudited)

The potential for a near term improvement in two key drivers of the economy, consumer spending and housing, should bode well the cyclically sensitive sectors such as regional malls and industrial. Of the major property sectors, regional malls are trading at the most attractive valuations, with several names trading at sizeable (10 to 15%) discounts to NAV, and even the best names in the space trading below par value. The mall category is also slated to produce solid earnings growth over the next two years. The industrial sector, while having lagged the broader REIT market in the first half of the year, is expected to generate good leasing demand and rental rate acceleration during the second half of 2014, which should alleviate some of the concerns related to excess supply in several key markets.

As for the REIT group overall, pricing seems fair given the attractiveness of the macro and fundamental backdrop. From a trading perspective, the sector could pause or correct modestly over the near term given the absolute and relative returns achieved over the past six months. Looking out over the next 12 months, mid-single digit price appreciation coupled with a solid 3% dividend yield brings the group in line to meet our long term return objective of 8 to 10%, annualized.

We thank you for the confidence you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund - Institutional Shares

June 30, 2014

(unaudited)

	Returns for the Year Ended June 30, 2014 Average Annual Total Return

	One	Five	Ten	Since
	Year	Years	Years	Inception*

E.I.I. Realty Securities Fund	16.36%	23.99%	10.52%	10.13%
FTSE NAREIT Equity REITS Index(1)	13.21%	23.52%	9.61%	9.97%
Wilshire Real Estate Securities Index(1)	13.76%	24.07%	9.49%	10.05%
*	Inception date was June 11, 1998.
(1)	For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.28% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

June 30, 2014

(unaudited)

To Our Shareholders in the E.I.I. International Property Fund:

For the six-month period (the period) ended June 30, 2014 the E.I.I. International Property Fund rose 3.3% on a per share basis compared to 7.5% for the FTSE EPRA/NAREIT Developed ex-US Index (the Index). For the fiscal year ended June 30 the Fund rose 11.0% versus 15.2% for the Index. Net assets in the Fund totaled $984.4 million at the end of the period.

The period was characterized by a general market malaise emanating from multiple sources, culminating in continued optimism tinged with residual concern about the pace of global growth. In Japan, the outlook was dampened by disappointment over the progress Prime Minister Shinzo Abe’s reforms – termed Abenomics – and the sharply negative impact of April’s consumption tax increase from 5% to 8%. Elsewhere, apprehension about the pace of growth in China, the Russia/Ukraine crisis and resurgent instability in the Middle East compounded concerns. Throughout this period of unrest, stock markets remained calmer than expected and investor returns generally continued to rise in most markets. Sovereign bond yields were also surprisingly stable and, at one point during the second quarter, the Spanish 10-year government yield dipped below that of the US – in spite of Spain’s weak economy and nearly 26% unemployment rate (as compared with the US rate of 6.1%). The price moves may be a signal that bond investors are expecting global economic growth rates to slow, and interest rates to remain low through the end of next year. Macroeconomic data supported this conclusion for most of the period, although towards the end of June there were increasing signals of acceleration in global growth.

Asia

Japan:    Japan’s economic progress has been a focal point of the market for much of the past 18 months as Prime Minister Abe strives to turn the economy around. The impact of the consumption tax increase and a less-than-robust global economy are impeding his efforts. By the end of the second quarter, Abe’s approval rating had declined sharply on a widespread loss of faith in his reforms, while some voters also questioned the confrontational nature of his foreign policy. With wage growth being a cornerstone of Abenomics, the Prime Minister intends to reduce corporate income taxes – from 35% to less than 30% – in a bid to spur an increase in wages. However, the fact that most Japanese companies do not pay income taxes could be a stumbling point for the plan. While the jobless rate declined from 3.6% to 3.5% in May, the Tankan surveys of industry sentiment were well-below expectations, and appeared to confirm that activity has slowed since the consumption tax was raised in April. However, for the property sector, the Tokyo office market continues to slowly improve and tenant should sustain steadily improving rental rates given the lack of supply. During the period, one of the best-performing stocks was Daiwa House Industry Co., Ltd., which rose nearly 20% (in JPY) as its development business performed well.

Hong Kong/China:    Hong Kong/China retains its title as home to the world’s cheapest stocks on the basis of discount/net asset value (NAV), price/earnings and price/book. However, its cheapness seemed of little interest to investors until the very end of the period when economic data began to suggest that conditions were not as dire as forecast. In HK, unemployment remains low at 3.1% and office rents are not declining, as had been expected, due to the lack of supply and the low vacancy rate of 3.5% for the overall market. Clearly, demand from multinational companies has been weak, with companies particularly in the financial services sector seeking to control costs. With the average property company in HK trading at 40% below its NAV – and given the strong demand for property in this market – most of the downside risk appears to be fully discounted. China has been a more challenging market given the generally negative investor sentiment, concerns about the impact of the anti-corruption campaign, and government efforts to control shadow banking. Retail sales in April and May rose 13% (year-over-year) in both months and, in June, the HSBC Services Purchasing Managers’ Index rose from 50.7 to 53.1, giving some encouragement to investors. Prospects for the residential sector were enhanced by the government’s commitment to encourage bank lending to “deserving borrowers” (i.e. first-time homebuyers). The optimism was compounded by speculation that other restrictions may be eased. With the residential companies trading at very compelling discounts to NAV, there were signs, during the final few days of the period, that the sector had begun to attract global investors again. After the end of the period, China Overseas Land & Investment, Ltd. reported its strongest home sales ever for the month of June, rising 61% over the previous month and keeping projected sales on track for the year. It is likely that some modest price discounting (5 to 10%) was necessary to build sales momentum after a relatively quiet May.

Australia:    The economy in Australia appears to be gradually recovering, although government efforts to weaken the currency – to reduce its level of overvaluation based on terms of trade – have not been as effective as hoped. The Reserve Bank of Australia is

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2014

(unaudited)

suggesting that the economy is stable and Governor Glenn Stevens appears reluctant to ease policy despite the strength of the currency and the recent weakness in employment data (rising to 6% in June, from 5.9% the previous month). The housing sector has continued to improve, with building approvals up nearly 10% in May following a decline of 5.8% in April. Strengthening housing demand, in conjunction with a more consumer-friendly lending environment, have been at the core of the improvement. The AREITs performed well during the period, with the average share price up over 9%, led by shopping center companies CFS Retail Property Trust (CFX) and Westfield Retail Trust (WRT) – both companies saw a more than 10% (in AUD) rise in share price during the period. WRT has been renamed Scentre Group after merging all of its Australian assets with those from its related entity, Westfield Group. The transaction went ahead despite shareholders challenging the move on concerns about the valuation of the related-party transaction and the overall transparency of the deal. By the end of the period, and after somewhat improved terms for WRT, Scentre Group was created and is now a highly focused, Australia-only shopping center company.

Singapore:    As a largely export-oriented economy, Singapore has not been helped by the global economic slowdown, and most of the data supports this conclusion. Retail sales declined 9% in April – well below the expected level of -3.6% – while industrial production declined in May after surging the month before. One important indicator for this economy is the cost of car ownership, known as the certificate of entitlement (COE), which is a charge paid upon the purchase of a car. The COE declined sharply during the second quarter, suggesting that – in spite of strong employment data – the economy remains relatively weak. Despite this, the property sector performed well during the period, led by the sector’s largest company, CapitaLand, Ltd. which rose 13.5% (in SGD). Low interest rates and expectations that authorities will remove some property cooling measures continue to support the property sector.

Europe

UK:    After outperforming most markets worldwide for many quarters, we would expect the UK market to lose some momentum over the near term – and recent data appears to confirm that the economy is expanding at a more modest pace. Employment improved during the second quarter, as did house prices, but the strength of pound has put some pressure on the industrial sector. This loss in momentum was confirmed by the unexpectedly low inflation rate in May, which – at 1.5% – was well below the expected level of 1.7% and the prior month’s rate of 1.8%. This has reduced the pressure on the Bank of England to raise rates in the near term, which should drive further upside for the property sector in general. Tenant demand for office space in London has remained strong but, more importantly, this strength is starting to spread to other UK cities, leading investors to bid-up prices for more remote, higher-risk locations. Rental growth is supporting higher valuations, and we would expect this situation to continue until there is greater evidence of new supply, which is just beginning to develop. The share price increases in this market during the period were relatively modest and led by Hammerson plc up 4.7% (in GBP), while the overall market rose 1.7% (in GBP).

Continental Europe

The Russia/Ukraine conflict continued throughout the second quarter but failed to have much of an impact on European markets in spite of their proximity to the situation. The European Central Bank and Sweden’s Riksbank raised concern about the potential for deflation and, during the period, Riksbank lowered interest rates to ease deflationary pressures. Economic data from Germany and France seemed to confirm that the European economy lost momentum during the period, although economic conditions in Spain and Italy seem to be improving. Property markets on the continent have been benefiting from very strong demand from international investors, and this led to several property company Initial Public Offerings (IPOs) in Spain, in particular. Given the lack of new supply, investors are banking on rising rental rates over the next two years and are willing to pay higher-than-expected prices as a result. The French property companies Icade, Klepierre, and Unibail-Rodamco SE saw their share prices rise 14.7%, 20.2% and 17.8% (in Euro) respectively, presumably on the back of rising property valuations as investor demand stayed strong despite static rental rates.

Outlook

We expect economic data to show continued improvement as central banks worldwide appear to be more concerned about the threat of slowing growth than the possibility that inflation might rise as a consequence of their easy-money policies. Low market volatility and bond yields appear to be discounting the prospects that this stable, low interest-rate environment will last for the next 24 months. Consequently, any changes to this forecast that results from better-than-expected growth rates or central banks efforts to dampen

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2014

(unaudited)

inflation could lead to more market volatility. In the case of the property sector, rising interest rates may initially affect the more income-oriented REIT structures in Asia and the US. If the rate increases are supported by economic growth, we would expect that the improving prospects for rental growth will offset the impact of rising rates. Based on the latest economic data, it appears that the major Asian and European markets have bottomed and are set to recover; this would favor companies that have more of a development bias than those with static portfolios. Given the strong demand for real estate worldwide, property share prices in most markets are trading below current values, and we would expect this gap to narrow over the coming quarters, particularly in HK/China where it is most pronounced.

We thank you for your support and the trust you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund - Institutional Shares

June 30, 2014

(unaudited)

	Returns for the Year Ended June 30, 2014

	Average Annual Total Return

	One	Five	Since
	Year	Years	Inception*

E.I.I. International Property Fund	11.05%	12.01%	10.13%
FTSE EPRA / NAREIT Developed ex-US Index(1)	15.16%	13.68%	9.00%
*	Inception date was July 1, 2004.
(1)	FTSE EPRA / NAREIT Developed ex-US Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.01% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

June 30, 2014

(unaudited)

To Our Shareholders in the E.I.I. Global Property Fund:

For the six- month period (the period) ended June 30, 2014 the E.I.I. Global Property Fund rose 10.3% on a per share basis compared to a gain of 12.2% for the FTSE EPRA/NAREIT Developed Index (the Index). For the fiscal year ending June 30 the Fund rose 12.3% versus a gain of 14.4% for the Index. Net assets in the Fund rose to $1,285.9 million at the end of the period.

At the end of the period, the Fund was allocated by region as follows: North America 49.0% vs. the Index at 53.5%, Asia 31.0% vs. 30.7%, Europe 15.9% vs. 15.7%, and cash 4.6%.

The strong performance in the period has catapulted the US REIT sector into one of the top performing categories thus far in 2014. From a relative perspective, the 17.7% return for the FTSE NAREIT Equity REITs Index continued to outperform the general equities market on a year to date (YTD) basis, with the S&P 500 up 7.1%. International REITs performed in line with US equities, so the strength in the US was sufficient to bring the FTSE EPRA/NAREIT Developed Index also over 5% above domestic equities. The US REIT industry is benefiting from a multitude of tailwinds, including healthy demand from existing and potential tenants, access to cheap capital, a highly competitive acquisition environment which is allowing REITs to sell non-core assets at attractive pricing, and a fundamental backdrop such that skilled development companies have the opportunity to invest at an attractive spread to their cost of capital.

The US economy actually shrank at a rate of close to 2.0% on a real gross domestic product (GDP) basis in the first quarter of 2014, but recovered in the second quarter, bringing the first half GDP to just under 2%.A more benign economy has provided a constructive backdrop for the REIT industry. Important indicators such as housing, employment, personal income, consumer/business confidence and retail sales are all making more positive advances versus this time last year. This high level data is being validated at the property level for many sectors, as operating metrics are improving and managements are more optimistic heading into the balance of the year.

The biggest question mark leading into the second half of the year will be Federal Reserve Policy, and what the impact on that policy will mean for interest rates and borrowing costs. It was concern over the direction of interest rates that triggered a decline in REITs in 2013 during the “taper tantrum” in anticipation of the ending of the Federal Reserve’s quantitative easing policy. But consistent with past episodes, once a change in monetary policy direction is passed, REITs are driven by real estate fundamentals, which remain quite strong. Long-term Treasury bond and other fixed income assets also rallied in 2014. It remains to be seen if the ending of quantitative easing, now expected by October, is considered the inflection point this cycle or if requires the more traditional increase in the Fed funds rate likely sometime in 2015.

In international markets the period was characterized by a general market malaise emanating from multiple sources, culminating in continued optimism tinged with residual concern about the pace of global growth. In Japan, the outlook was dampened by disappointment over the progress Prime Minister ShinzoAbe’s reforms – termed Abenomics – and the sharply negative impact of April’s consumption tax increase from 5% to 8%. Elsewhere, apprehension about the pace of growth in China, the Russia/Ukraine crisis and resurgent instability in the Middle East compounded concerns. Throughout this period of unrest, stock markets remained calmer than expected and investor returns generally continued to rise in most markets. Sovereign bond yields were also surprisingly stable and, at one point during the second quarter, the Spanish 10-year government yield dipped below that of the US – in spite of Spain’s weak economy and nearly 26% unemployment rate (as compared with the US rate of 6.1%). The price moves may be a signal that bond investors are expecting global economic growth rates to slow, and interest rates to remain low through the end of next year. Macroeconomic data supported this conclusion for most of the period, although towards the end of June there were increasing signals of acceleration in global growth.

U.S. Property Analysis

Office

The US Office market recorded its best absorption this cycle, with 90% of US markets generating occupancy growth and 85% rent growth. Tech, Energy and Healthcare remain the largest drivers of demand benefiting the Texas and West Coast markets the most. Worker densification within existing office supply remains a key headwind for the sector and is most prevalent in markets/buildings

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2014

(unaudited)

that cater to Government, Finance and Law tenants. Supply remains well below the historical average at only 1.0% of total stock, which should support future rent growth, and the supply that is being built is concentrated in markets where job growth can easily absorb it.

Investment sales volumes reached the highest level since 2007 with NewYork, Boston and San Francisco comprising 60% of transactions. Foreign buyers have acquired 70% of the primary trophy asset trades since 2013 and given the “wall” of capital they are looking to put to work we would expect this trend to continue. Generally speaking, primary coastal market cap rates are 4.0% to 5.0%, which is driving institutional capital into secondary markets with more acceptable initial yields in the 6.0% to 7.0% range.

The US Office market recorded its best absorption this cycle, with 90% of US markets generating occupancy growth and 85% rent growth. Tech, Energy and Healthcare remain the largest drivers of demand benefiting the Texas and West Coast markets the most. Worker densification within existing office supply remains a key headwind for the sector and is most prevalent in markets/buildings that cater to Government, Finance and Law tenants. Supply remains well below the historical average at only 1.0% of total stock, which should support future rent growth, and the supply that is being built is concentrated in markets where job growth can easily absorb it.

In our view, ample capital plus growing net operating income (NOI) streams should support current market valuations. We continue to favor management teams that can invest capital in low risk, pre-leased developments with initial yields at a significant premium to current market cap rates. In an environment where it is difficult to accretively grow through acquisitions, we believe the management teams that have this strategy will see upward revisions to both net asset value (NAV) and earnings.

Shopping Centers

Although US retail sales have disappointed relative to expectation, demand for REIT quality shopping center space remains robust. The REITs tend to own the best product in any given trade area and given the lack of new supply retailers are scrambling to find space to satisfy their modest store expansion plans. As a result, rents are accelerating across the sector with the greatest rent growth in more urban in-fill markets. With this backdrop, strip center REITs are likely to generate same center NOI growth of 3.0% in 2014, a deceleration from 2013 growth of 3.5% but still well above the long-term average of 2.0%.

REITs are focused on upgrading their portfolios by selling high cap rate, non-core assets and buying low cap rate core assets or redeveloping assets into core assets. Cap rates for core quality assets continue to compress making this capital recycling effort extremely difficult to execute. As a result, we favor REITs who can develop at yields well in excess of current market cap rates, and who have demonstrated an ability to execute off-market acquisitions at acceptable cap rates that aren’t dilutive to earnings.

Industrial

Industrial demand has continued its acceleration leading to an 80 basis point (bp) decline in overall vacancy, which is now down to 7.2%. This has driven rental rates up by nearly 5% since last year at this time. The bulk of the demand during this recovery initiated at the big box level with large distribution and fulfillment centers taking up the lion’s share of the demand, however we are now seeing the smaller size space demands perpetuating the recovery. Construction activity as a result has increased dramatically in the tightest markets. Dallas currently has 16 million square feet of new construction representing a 2.5% expansion of the market. The Inland Empire, Dallas and Riverside, CA, has over 13 million square feet of new construction. As a result we have started to see a leveling out of net absorption in these markets. Overall across the US new construction has been somewhat limited and we do not see a nationwide issue with the volume of new construction. However, we are closely monitoring each market as this sector has a history of limiting rent growth by adding additional supply.

Private market cap rates continue to inch tighter and we have seen the larger compression in the “fly over markets” as the coastal markets are at all-time low cap rates.

Net Lease

The net lease sector has seen unprecedented growth in the public REIT market. While historically a small sector with a mainly retail investor base, it has recently seen a surge in growth and today represents nearly 9% of US REIT indices. Additionally, due to better

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2014

(unaudited)

reporting requirements for non-traded REITs, it is anticipated that an additional $40 billion of net lease REITs could list on the exchange within the next few years.

Owing to the long-term nature of the net lease structure, we anticipate that a rise in in interest rates would negatively affect this sector the most, as was evident in 2013. For now net lease cap rates continue to compress. Core single tenant retail with long duration leases are trading for as low as 5.5% and the market overall is approximately 20 bps tighter. Shorter duration leases have compressed even further in some instances by as much as 100 bps. Cap rate compression has led to lower quality supply of assets which can offer short-term accretion but at the cost of long term releasing risk leading to net asset value diminution. We currently favor stocks which have individual company catalysts as we view the sector overall as being expensive.

Commercial Mortgage REITs

The ample liquidity in the debt markets has marked both a benefit and concern for the sector. For companies with off-the-run or less liquid investments it has provided them with the ability to de-risk their portfolio and grow via issuance of non-recourse asset level debt. This stems from the debt markets becoming more receptive to levering highly structured transactions and newer asset classes such as single-family rental. However, for those REITs which have made more traditional loans the competition has increased dramatically and spreads have come in forcing the REITs into the choice of lowering their cash flow growth expectations, taking on more debt, or underwriting riskier assets. This can be seen in the mezzanine loan market where rates have eroded from 10 to 12% down to as low as 6 to 7% over the past 18 months.

Apartments

With the subsector up 25% over the period, apartment names are now trading at a 2% premium to NAV. The sector achieved strong operational performance with many markets tracking at or slightly above expectation thus far in 2014. What has investors slightly concerned is the amount of outperformance the space has experienced, and possible slowing growth for revenue and NOI. We expect same-store (SS) revenue growth of roughly mid 3% during the second half of 2014 as compared to a low 4.0% over the first six months of the year and 4.6% in 2013. Slowing growth is likely to hit Washington DC and the Sunbelt markets the hardest on ramping supply, while the West Coast is expected to hold up best.

Malls

The US Commerce Department’s June sales report suggests that retail sales could pick up some traction in the second half of 2014. Year-over-year (YOY) sales growth increased 3.7% in June, 2014 excluding motor vehicle and parts sales — an increase of 0.9% sequentially and the highest sales level reported so far in 2014. However, sales growth remains sluggish and the Commerce Department data also suggests that approximately one third of the growth is attributable to expanded ecommerce platforms. In terms of mall portfolio fundamentals, store closings have increased according to International Council of Shopping Center data. We have seen a few retailers file for bankruptcy protection so far in 2014 for the first time in several years and certain key mall tenants are struggling. However, overall tenant demand for space appears healthy. Tenant churn should increase, which likely could shave 50 to 75 bps from mall REIT same-center NOI growth rates. We continue to expect modest occupancy improvement in 2014 and double digit leasing spreads especially in the higher quality mall portfolios. Mall REIT same-center NOI growth for the full year appears to be tracking in the 3.5% to 4.5% range approximately 0.5% to 1.0% ahead of the long term sector average.

Healthcare

The National Investment Center (NIC) reports senior housing industry operating and construction activity in its NIC Map data. For the period NIC reported good YOY occupancy gains of 1.0% to 90.9% for the industry. Pricing also remained very stable with average rate growth of 2.0%. In addition, its construction data series showed that construction activity declined slightly sequentially. We should continue to see healthy senior housing same-center NOI comps of between 4-6% for healthcare REIT senior housing portfolios. Operating trend for the balance of healthcare REIT asset types, which include nursing homes, medical office, outpatient, and some hospital assets also appear stable to healthy. In total, we expect healthcare REIT same-center NOI growth on average to range between 3.5% to 4.5%. For companies that principally lease space on a triple net basis, the comparison is likely lower in the 2 to 3% range.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2014

(unaudited)

Although the operating fundamentals are solid, the investment market is very competitive and cap rates have continued to compress for healthcare assets where we have seen medical office assets trade below 6.0% and senior housing assets trade at 6.0% for the better quality properties. Although overall sector acquisition volume has remained subdued, Ventas Inc. reported that it has entered into an agreement to acquire American Realty Capital Healthcare Trust Inc. for a value of $2.9 billion. It also acquired $900 million of Canadian senior housing assets previously operated by Holiday Retirement. It reported a 6.0% cap rate on the two illustrating the competitive market pricing. We expect spreads from investment activity to remain relatively narrow given the competitive market for healthcare assets.

Lodging

Lodging sector fundamentals have been strong YTD, delivering the reacceleration that hotel bulls expected. Despite some seasonal concern regarding the timing of Easter, second quarter demand has remained robust. According to Smith Travel Research (STR), demand grew roughly 5% for April and May, exceeding the first quarter’s 4%. Demand growth is off to its best start since 2011. Transient demand is steady, and group demand appears to be surprising to the upside. Supply growth has risen 0.9%, but is only marginally above last year’s levels and has been easily offset by demand. The current expectation is that it will rise slightly more than 1% for the year. Supply will warrant more attention going forward. As of June, the hotel construction pipeline is up 12% YOY, with a 40% increase in rooms under construction. Nine of the top 25 markets have a construction pipeline that is above 2% of existing stock, which is the sector’s long-term supply growth rate. New York City, Houston, Miami, and Seattle have pipelines that are 5% or greater. In the second quarter, occupancy rose roughly 350 bps according to STR, which is better than the first quarter’s 300 bps. Additionally, Average Daily Rate (ADR) increased over 4% vs. slightly less than 4% in the first quarter. The only question mark is the relative lack of pricing power given the occupancy momentum. Several analysts expected ADR growth to account for a greater percentage of Revenue per Available Room (RevPAR) growth. This could be driven by the improvement in group demand, which is leading to higher occupancies, but isn’t sufficient to result in higher rate. Still, second quarter RevPAR growth was roughly 8%, above the first quarter’s 6.5%. Most RevPAR outlooks remain in the 5.0% to 7.0% for 2014, but given the YTD strength, the upper end of the range is increasingly in play. This should result in double-digit NOI growth since most expense line items are under control.

Storage

Storage fundamentals remain solid, but should decelerate from here. Demand was flat to down slightly during the first quarter of 2014. Regarding supply, development activity is increasing, but the general view is that construction lending is still sufficiently restrained that supply growth will remain manageable into the second half of 2015. If lending grows more available, we expect development to surge. Development economics are compelling with achievable spreads in the 200-300 bps range. Occupancy continues to grind higher, but occupancy growth is on the decline. Occupancy for the REIT’s grew 300 bps YOY during the first quarter of 2014, but the level of growth has declined each quarter since peaking in the first quarter of 2013. The offset is that pricing power continues to rise, with rental rates growing 3.5% on average. Average RevPAF rose nearly 6.5% during the first quarter of the year. This marks a reacceleration after a slowdown in the last quarter of 2013, but this is somewhat inflated by changes to the asset pools. Revenue growth picked up as well, rising 7.1%, from 6.3% during the fourth quarter. Despite this acceleration, analysts anticipate that top line growth will slow as the year progresses as occupancy comparisons grow increasingly more difficult. Revenue is anticipated to increase approximately 6% in 2014. This is up from the mid-5% range at the start of the year. Expense growth expectations remain at roughly 3.5%. This translates to NOI growth of approximately 7%, which should still lead most property types, despite lagging 2013’s 9% growth.

International Markets

Asia

Japan:    Japan’s economic progress has been a focal point of the market for much of the past 18 months as Prime Minister Abe strives to turn the economy around. The impact of the consumption tax increase and a less-than-robust global economy are impeding his efforts. By the end of the second quarter, Abe’s approval rating had declined sharply on a widespread loss of faith in his reforms, while some voters also questioned the confrontational nature of his foreign policy. With wage growth being a cornerstone of Abenomics, the Prime Minister intends to reduce corporate income taxes – from 35% to less than 30% – in a bid to spur an increase in wages.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2014

(unaudited)

However, the fact that most Japanese companies do not pay income taxes could be a stumbling point for the plan. While the jobless rate declined from 3.6% to 3.5% in May, the Tankan surveys of industry sentiment were well-below expectations, and appeared to confirm that activity has slowed since the consumption tax was raised in April. However, for the property sector, the Tokyo office market continues to slowly improve and tenant should sustain steadily improving rental rates given the lack of supply. During the period, one of the best-performing stocks was Daiwa House Industry Co., Ltd., which rose nearly 20% (in JPY) as its development business performed well.

HongKong/China:    HongKong/China retains its title as home to the world’s cheapest stocks on the basis of discount/ NAV, price/earnings and price/book. However, its cheapness seemed of little interest to investors until the very end of the period when economic data began to suggest that conditions were not as dire as forecast. In HK, unemployment remains low at 3.1% and office rents are not declining, as had been expected, due to the lack of supply and the low vacancy rate of 3.5% for the overall market. Clearly, demand from multinational companies has been weak, with companies particularly in the financial services sector seeking to control costs. With the average property company in HK trading at 40% below its NAV – and given the strong demand for property in this market – most of the downside risk appears to be fully discounted. China has been a more challenging market given the generally negative investor sentiment, concerns about the impact of the anti-corruption campaign, and government efforts to control shadow banking. Retail sales in April and May rose 13% (YOY) in both months and, in June, the HSBC Services Purchasing Managers’ Index rose from 50.7 to 53.1, giving some encouragement to investors. Prospects for the residential sector were enhanced by the government’s commitment to encourage bank lending to “deserving borrowers” (i.e. first-time homebuyers). The optimism was compounded by speculation that other restrictions may be eased. With the residential companies trading at very compelling discounts to NAV, there were signs, during the final few days of the period, that the sector had begun to attract global investors again. After the end of the period, China Overseas Land & Investment, Ltd. reported its strongest home sales ever for the month of June, rising 61% over the previous month and keeping projected sales on track for the year. It is likely that some modest price discounting (5 to 10%) was necessary to build sales momentum after a relatively quiet May.

Australia:    The economy in Australia appears to be gradually recovering, although government efforts to weaken the currency –to reduce its level of overvaluation based on terms of trade – have not been as effective as hoped. The Reserve Bank of Australia is suggesting that the economy is stable and Governor Glenn Stevens appears reluctant to ease policy despite the strength of the currency and the recent weakness in employment data (rising to 6% in June, from 5.9% the previous month). The housing sector has continued to improve, with building approvals up nearly 10% in May following a decline of 5.8% in April. Strengthening housing demand, in conjunction with a more consumer-friendly lending environment, have been at the core of the improvement. The AREITs performed well during the period, with the average share price up over 9%, led by shopping center companies CFS Retail Property Trust (CFX) and Westfield Retail Trust (WRT) – both companies saw a more than 10% (in AUD) rise in share price during the period. WRT has been renamed Scentre Group after merging all of its Australian assets with those from its related entity, Westfield Group. The transaction went ahead despite shareholders challenging the move on concerns about the valuation of the related-party transaction and the overall transparency of the deal. By the end of the period, and after somewhat improved terms for WRT, Scentre Group was created and is now a highly focused, Australia-only shopping center company.

Singapore:    As a largely export-oriented economy, Singapore has not been helped by the global economic slowdown, and most of the data supports this conclusion. Retail sales declined 9% in April – well below the expected level of -3.6% – while industrial production declined in May after surging the month before. One important indicator for this economy is the cost of car ownership, known as the certificate of entitlement (COE), which is a charge paid upon the purchase of a car. The COE declined sharply during the second quarter, suggesting that – in spite of strong employment data – the economy remains relatively weak. Despite this, the property sector performed well during the period, led by the sector’s largest company, CapitaLand, Ltd. which rose 13.5% (in SGD). Low interest rates and expectations that authorities will remove some property cooling measures continue to support the property sector.

Europe

UK:    After outperforming most markets worldwide for many quarters, we would expect the UK market to lose some momentum over the near term – and recent data appears to confirm that the economy is expanding at a more modest pace. Employment improved during the second quarter, as did house prices, but the strength of pound has put some pressure on the industrial sector. This loss in

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2014

(unaudited)

momentum was confirmed by the unexpectedly low inflation rate in May, which – at 1.5% – was well below the expected level of 1.7% and the prior month’s rate of 1.8%. This has reduced the pressure on the Bank of England to raise rates in the near term, which should drive further upside for the property sector in general. Tenant demand for office space in London has remained strong but, more importantly, this strength is starting to spread to other UK cities, leading investors to bid-up prices for more remote, higher-risk locations. Rental growth is supporting higher valuations, and we would expect this situation to continue until there is greater evidence of new supply, which is just beginning to develop. The share price increases in this market during the period were relatively modest and led by Hammerson plc up 4.7% (in GBP), while the overall market rose 1.7% (in GBP).

The Continent

The Russia/Ukraine conflict continued throughout the second quarter but failed to have much of an impact on European markets in spite of their proximity to the situation. The European Central Bank and Sweden’s Riksbank raised concern about the potential for deflation and, during the period, Riksbank lowered interest rates to ease deflationary pressures. Economic data from Germany and France seemed to confirm that the European economy lost momentum during the period, although economic conditions in Spain and Italy seem to be improving. Property markets on the continent have been benefiting from very strong demand from international investors, and this led to several property company Initial Public Offerings (IPOs) in Spain, in particular. Given the lack of new supply, investors are banking on rising rental rates over the next two years and are willing to pay higher-than-expected prices as a result. The French property companies Icade, Klepierre, and Unibail-Rodamco SE saw their share prices rise 14.7%, 20.2% and 17.8% (in Euro) respectively, presumably on the back of rising property valuations as investor demand stayed strong despite static rental rates.

Outlook

A “goldilocks” scenario for US REIT investors has persisted over the period, with the 10-year treasury yield moving back down to the 2.5 to 2.6% range, the US economy showing signs of sustainable growth and asset pricing that is validated by access to cheap capital. Meetings with REIT management teams, sales/leasing brokers and private investors has presented a consistent theme relating to operating properties, tenant demand, and investment appetite that is more robust than any time since the end of the recession.

One of the more controversial areas of the economy that has been slow to manifest itself in the commercial real estate landscape over the past 18 months has been the status of the US consumer. Analysts at Cornerstone Macro, an independent economics and policy research firm, recently put forth an intriguing thesis on the state of the US consumer which dissects the current environment along with prospects for the future. According to Cornerstone’s work, the consumer has become more risk-averse since the end of the Great Recession, with consumer debt percent of disposable income down towards 100% today versus 130% at the start of the recession. While real consumer spending was sluggish in 2013, it is expected to reaccelerate to 3.5% over the second half of the year; however it will be muted by a diminished impact from the wealth effect, rendering a result closer to 2.5%. The argument is that in the current environment, consumer sentiment and spending are more heavily tied to income than to wealth. This heavier reliance on income is also impacting consumer views on the cost of credit, with consumers now more sensitive to high interest rates on credit, such as the 11.8% average credit card rate. At the other end of the spectrum, materially lower interest rates on auto loans helped boost auto sales relative to other retail categories. Slow growth in apparel and general merchandise sales are reflective of a consumer that is more cautious on credit. This being said, improving employment trends and a pick-up in average hourly earnings across several key sectors could contribute to a rebound in retail sales during the second half of the year.

The housing recovery has been another source of contention for the US economy, having come on strong in the early part of 2013, only to fizzle out once mortgage rates started moving higher in the summer and fall. Housing continues to be a key driver of sustainable economic activity, and while 2014 is off to a bumpy start, the outlook for the balance of the year is compelling. Mortgage rates remain near a 40 year low and housing affordability remains high due to low mortgage rates and rising incomes. Supply of new and existing housing stock is unusually low considering the potential buyer pool. Consumer and builder sentiment are also on the rise.

The potential for a near term improvement in two key drivers of the economy, consumer spending and housing, should bode well the cyclically sensitive sectors such as regional malls and industrial. Of the major property sectors, regional malls are trading at the most attractive valuations, with several names trading at sizeable (10 to 15%) discounts to NAV, and even the best names in the space trading below par value. The mall category is also slated to produce solid earnings growth over the next two years. The industrial

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2014

(unaudited)

sector, while having lagged the broader REIT market in the first half of the year, is expected to generate good leasing demand and rental rate acceleration during the second half of 2014, which should alleviate some of the concerns related to excess supply in several key markets.

As for the US REIT group overall, pricing seems fair given the attractiveness of the macro and fundamental backdrop. From a trading perspective, the sector could pause or correct modestly over the near term given the absolute and relative returns achieved over the past six months. Looking out over the next 12 months, mid-single digit price appreciation coupled with a solid 3% dividend yield brings the group in line to meet our long term return objective of 8 to 10%, annualized.

Internationally we economic data to show continued improvement as central banks worldwide appear to be more concerned about the threat of slowing growth than the possibility that inflation might rise as a consequence of their easy-money policies. Low market volatility and bond yields appear to be discounting the prospects that this stable, low interest-rate environment will last for the next 24 months. Consequently, any changes to this forecast that results from better-than-expected growth rates or central banks efforts to dampen inflation could lead to more market volatility. In the case of the property sector, rising interest rates may initially affect the more income-oriented REIT structures in Asia and the US. If the rate increases are supported by economic growth, we would expect that the improving prospects for rental growth will offset the impact of rising rates. Based on the latest economic data, it appears that the major Asian and European markets have bottomed and are set to recover; this would favor companies that have more of a development bias than those with static portfolios. Given the strong demand for real estate worldwide, property share prices in most markets are trading below current values, and we would expect this gap to narrow over the coming quarters, particularly in HK/China where it is most pronounced.

We thank you for the confidence placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund - Institutional Shares

June 30, 2014

(unaudited)

	Returns for the Year Ended June 30, 2014

	Average Annual Total Return

	One	Five	Since
	Year	Years	Inception*

E.I.I. Global Property Fund	12.34%	15.40%	0.80%
FTSE EPRA / NAREIT Developed Index(1)	14.38%	17.41%	1.09%
*	Inception date was February 1, 2007.
(1)	FTSE EPRA / NAREIT Developed Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.01% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The line entitled “Actual Fund Return,” provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your share class in the row entitled “Expenses Paid During Period” to estimate the expenses incurred on your account during this period.

The line entitled “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses

	For the Period January 1, 2014 to June 30, 2014

Expense Table
	Beginning	Ending	Expenses	Net
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	1/1/2014	6/30/2014	Period*	Ratio
E.I.I. Realty Securities Fund
Actual Fund Return	$1,000.00	$1,193.80	$4.35	0.80%
Hypothetical 5% Return	$1,000.00	$1,020.83	$4.01	0.80%

E.I.I. International Property Fund
Actual Fund Return	$1,000.00	$1,032.80	$5.04	1.00%
Hypothetical 5% Return	$1,000.00	$1,019.84	$5.01	1.00%

E.I.I. Global Property Fund
Actual Fund Return	$1,000.00	$1,103.50	$5.11	0.98%
Hypothetical 5% Return	$1,000.00	$1,019.93	$4.91	0.98%

* Expenses are equal to each Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181 days) or applicable period, then divided by 365 days.

E.I.I. REALTY SECURITIES TRUST

As of June 30, 2014

(unaudited)

E.I.I. Realty Securities Fund

Sectors[1]
Apartments	16.27%
Regional Malls	16.16%
Office Property	14.14%
Healthcare	10.17%
Industrials	8.05%
Shopping Centers	7.78%
Hotels & Lodging	6.54%
Diversified	4.40%
Mortgage Banking	3.46%
Mixed	3.34%
Short Term Investment	3.02%
Timber	2.67%
Self Storage	1.39%
Single Tenant	1.03%

Subtotal	98.42%
Other Assets In Excess of Liabilities	1.58%

Total	100.00%

E.I.I. Global Property Fund

Countries[1]
United States	51.07%
Japan	11.12%
Hong Kong	9.60%
United Kingdom	8.16%
Singapore	5.18%
Australia	3.90%
France	2.85%
Canada	2.57%
Netherlands	1.98%
Spain	1.73%
Thailand	1.22%
Sweden	1.17%

Subtotal	100.55%
Liabilities In Excess Of Other Assets	(0.55)%

Total	100.00%

E.I.I. International Property Fund

Countries[1]
Japan	22.67%
Hong Kong	18.50%
United Kingdom	16.37%
Singapore	9.97%
Australia	8.94%
United States	5.19%
France	4.56%
Netherlands	4.55%
Spain	3.13%
Germany	2.66%
Thailand	1.83%
Sweden	1.61%

Subtotal	99.98%
Other Assets In Excess of Liabilities	0.02%

Total	100.00%

[1]	As a percentage of net assets as of June 30, 2014. Holdings are subject to change.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments

June 30, 2014

	Shares	Value
COMMON STOCKS – 2.93%

Hotels & Lodging – 2.93%
Starwood Hotels & Resorts Worldwide, Inc.	8,900	$719,298

Total Hotels & Lodging (Cost $645,592)		719,298

Total Common Stocks (Cost $645,592)		719,298

REAL ESTATE INVESTMENT TRUSTS (REITS) – 92.47%

Apartments — 16.27%
American Campus Communities, Inc.	23,400	894,816
American Homes 4 Rent, Class A	23,200	412,032
Equity Residential	18,500	1,165,500
Essex Property Trust, Inc.	5,400	998,514
Mid-America Apartment Communities, Inc.	7,100	518,655

Total Apartments (Cost $3,157,851)		3,989,517

Diversified — 4.40%
Vornado Realty Trust	10,100	1,077,973

Total Diversified (Cost $836,946)		1,077,973

Healthcare — 10.17%
Healthcare Realty Trust, Inc.	28,100	714,302
National Health Investors, Inc.	11,600	725,696
Ventas, Inc.	16,450	1,054,445

Total Healthcare (Cost $2,170,419)		2,494,443

Hotels & Lodging — 3.61%
LaSalle Hotel Properties	18,000	635,220
Strategic Hotels & Resorts, Inc.*	21,300	249,423

Total Hotels & Lodging (Cost $689,330)		884,643

Industrials — 8.05%
EastGroup Properties, Inc.	8,200	526,686
Prologis, Inc.	35,239	1,447,970

Total Industrials (Cost $1,663,513)		1,974,656

Mixed — 3.34%
Liberty Property Trust	21,600	819,288

Total Mixed (Cost $757,127)		819,288

Mortgage Banking — 3.46%
Colony Financial, Inc.	36,500	847,530

Total Mortgage Banking (Cost $758,494)		847,530

Office Property — 14.14%
Alexandria Real Estate Equities, Inc.	12,300	954,972

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

June 30, 2014

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) (Continued)

Office Property (Continued)
Boston Properties, Inc.	12,400	$1,465,432
Hudson Pacific Properties, Inc.	27,800	704,452
Kilroy Realty Corp.	5,500	342,540

Total Office Property (Cost $2,645,874)		3,467,396

Regional Malls — 16.16%
CBL & Associates Properties, Inc.	16,800	319,200
General Growth Properties, Inc.	30,600	720,936
Simon Property Group, Inc.	13,800	2,294,664
Taubman Centers, Inc.	5,100	386,631
Washington Prime Group, Inc.*	12,800	239,872

Total Regional Malls (Cost $2,504,047)		3,961,303

Self Storage — 1.39%
Extra Space Storage, Inc.	6,400	340,800

Total Self Storage (Cost $252,211)		340,800

Shopping Centers — 7.78%
Acadia Realty Trust	21,600	606,744
Equity One, Inc.	34,100	804,419
Federal Realty Investment Trust	2,000	241,840
Retail Opportunity Investments Corp.	16,100	253,253

Total Shopping Centers (Cost $1,672,946)		1,906,256

Single Tenant — 1.03%
Spirit Realty Capital, Inc.	22,300	253,328

Total Single Tenant (Cost $240,273)		253,328

Timber — 2.67%
Plum Creek Timber Co., Inc.	14,500	653,950

Total Timber (Cost $639,291)		653,950

Total Real Estate Investment Trusts (REITS) (Cost $17,988,322)		22,671,083

SHORT TERM INVESTMENT (UNITED STATES) – 3.02%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	738,928	738,928

Total Short Term Investment (United States) (Cost $738,928)		738,928

Total Investments — 98.42% (Cost $19,372,842)		24,129,309
Other Assets In Excess Of Liabilities — 1.58%		386,876

Net Assets — 100.00%		$24,516,185

*	Denotes non-income producing security.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments

June 30, 2014

	Shares	Value
COMMON STOCKS – 61.68%

Germany — 2.66%
Deutsche Annington Immobilien SE	477,200	$14,042,213
DIC Asset AG	1,105,522	12,110,333

Total Germany (Cost $32,940,398)		26,152,546

Hong Kong — 18.48%
China Overseas Land & Investment, Ltd.	9,884,256	23,976,054
China Resources Land, Ltd.	2,798,600	5,120,271
Guangzhou R&F Properties Co., Ltd., H Shares	9,272,800	11,449,821
Hang Lung Properties, Ltd.	8,331,300	25,691,328
Hysan Development Co., Ltd.	6,359,918	29,787,498
Kerry Properties, Ltd.	6,691,025	23,395,796
Lifestyle International Holdings, Ltd.	10,802,800	21,158,457
Lifestyle Properties Development, Ltd.*	482,640	59,159
Shangri-La Asia, Ltd.	9,133,492	14,306,435
Sun Hung Kai Properties, Ltd.	1,964,311	26,941,353

Total Hong Kong (Cost $167,338,920)		181,886,172

Japan — 22.67%
AEON Mall Co., Ltd.	799,900	21,074,311
Daiwa House Industry Co., Ltd.	1,430,300	29,649,376
Mitsubishi Estate Co., Ltd.	1,935,000	47,770,939
Mitsui Fudosan Co., Ltd.	1,543,200	52,036,634
Nomura Real Estate Holdings, Inc.	1,157,400	21,901,543
Sumitomo Realty & Development Co., Ltd.	990,000	42,480,924
Tokyu Fudosan Holdings Corp.	1,040,000	8,202,557

Total Japan (Cost $175,038,269)		223,116,284

Singapore — 9.74%
CapitaLand, Ltd.	8,919,600	22,890,945
City Developments, Ltd.	2,900,100	23,793,426
Hongkong Land Holdings, Ltd.	3,869,200	25,807,564
Keppel Land, Ltd.	2,850,000	7,725,559
Wing Tai Holdings, Ltd.	9,924,960	15,680,625

Total Singapore (Cost $91,075,769)		95,898,119

Spain — 2.00%
Melia Hotels International, SA	1,608,175	19,741,598

Total Spain (Cost $22,134,763)		19,741,598

Sweden — 1.61%
Castellum AB	895,401	15,880,300

Total Sweden (Cost $9,105,192)		15,880,300

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

June 30, 2014

	Shares	Value
COMMON STOCKS (Continued)

Thailand — 1.83%
Central Pattana pcl - Foreign Line	9,528,200	$14,385,512
Central Pattana pcl - NVDR Line	2,400,000	3,623,479

Total Thailand (Cost $7,811,410)		18,008,991

United Kingdom — 2.69%
Capital & Counties Properties plc	2,455,000	13,684,171
Urban & Civic plc*	3,099,138	12,808,766

Total United Kingdom (Cost $22,974,226)		26,492,937

Total Common Stocks (Cost $528,418,947)		607,176,947

REAL ESTATE INVESTMENT TRUSTS (REITS) – 33.09%

Australia — 8.94%
CFS Retail Property Trust	7,425,130	14,283,135
GPT Group	5,380,280	19,481,636
Mirvac Group	7,372,559	12,409,258
Scentre Group*	5,049,000	15,235,078
Stockland	7,272,465	26,607,416

Total Australia (Cost $80,621,401)		88,016,523

France — 4.56%
ICADE	264,227	28,329,418
Klepierre	324,981	16,560,548

Total France (Cost $34,013,039)		44,889,966

Netherlands — 4.55%
Unibail-Rodamco SE	153,916	44,775,372

Total Netherlands (Cost $30,942,530)		44,775,372

Singapore — 0.23%
Mapletree Greater China Commercial Trust	3,200,000	2,219,905

Total Singapore (Cost $2,428,406)		2,219,905

Spain — 1.13%
Merlin Properties Socimi SA*	845,900	11,177,509

Total Spain (Cost $11,545,286)		11,177,509

United Kingdom — 13.68%
Derwent London plc	576,160	26,415,879
Great Portland Estates plc	2,538,761	27,980,594
Hammerson plc	2,560,000	25,410,734
Land Securities Group plc	2,607,600	46,232,777
Shaftesbury plc	764,432	8,582,068

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

June 30, 2014

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) (Continued)

United Kingdom (Continued)
Total United Kingdom (Cost $81,164,845)		$134,622,052

Total Real Estate Investment Trusts (REITS) (Cost $240,715,507)		325,701,327

WARRANTS – 0.02%
Sun Hung Kai Properties, Ltd. strike price @ HKD 98.60, Expires 04/22/16*	162,014	211,548

Total Warrants (Cost $ — )		211,548

SHORT TERM INVESTMENT (UNITED STATES) – 5.19%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	51,147,842	51,147,842

Total Short Term Investment (United States) (Cost $51,147,842)		51,147,842

Total Investments — 99.98% (Cost $820,282,296)		984,237,664
Other Assets In Excess Of Liabilities — 0.02%		149,517

Net Assets — 100.00%		$984,387,181

*	Denotes non-income producing security.

HKD	Hong Kong Dollar

	% of Net
Sector Diversification	Assets	Value
Real Estate	83.75%	$824,440,530
Consumer Cyclicals	11.04%	108,649,292
Short-Term Investment	5.19%	51,147,842

Total Investments	99.98%	984,237,664
Other Assets In Excess Of Liabilities	0.02%	149,517

Net Assets	100.00%	$984,387,181

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments

June 30, 2014

	Shares	Value
COMMON STOCKS – 32.09%

Hong Kong — 9.59%
China Overseas Land & Investment, Ltd.	5,015,168	$12,165,199
China Resources Land, Ltd.	2,324,900	4,253,597
Guangzhou R&F Properties Co., Ltd., H Shares	3,900,100	4,815,746
Hang Lung Properties, Ltd.	6,424,900	19,812,540
Hysan Development Co., Ltd.	5,039,736	23,604,255
Kerry Properties, Ltd.	5,459,123	19,088,335
Lifestyle International Holdings, Ltd.	7,421,400	14,535,618
Lifestyle Properties Development, Ltd.*	371,070	45,484
Shangri-La Asia, Ltd.	6,787,950	10,632,446
Sun Hung Kai Properties, Ltd.	1,045,204	14,335,413

Total Hong Kong (Cost $127,639,878)		123,288,633

Japan — 11.12%
AEON Mall Co., Ltd.	969,800	25,550,528
Daiwa House Industry Co., Ltd.	1,525,600	31,624,895
Mitsubishi Estate Co., Ltd.	1,108,500	27,366,453
Mitsui Fudosan Co., Ltd.	1,298,300	43,778,617
Sumitomo Realty & Development Co., Ltd.	343,000	14,718,138

Total Japan (Cost $109,876,400)		143,038,631

Singapore — 5.18%
CapitaLand, Ltd.	6,581,050	16,889,374
City Developments, Ltd.	2,378,300	19,512,398
Hongkong Land Holdings, Ltd.	3,225,000	21,510,750
Keppel Land, Ltd.	2,350,000	6,370,198
Wing Tai Holdings, Ltd.	1,520,498	2,402,262

Total Singapore (Cost $62,803,867)		66,684,982

Spain — 0.96%
Melia Hotels International, SA	1,001,500	12,294,191

Total Spain (Cost $9,756,872)		12,294,191

Sweden — 1.17%
Castellum AB	851,000	15,092,830

Total Sweden (Cost $10,659,901)		15,092,830

Thailand — 1.22%
Central Pattana pcl - Foreign Line	10,405,000	15,709,290

Total Thailand (Cost $4,179,225)		15,709,290

United Kingdom — 0.88%
Capital & Counties Properties plc	2,028,146	11,304,887

Total United Kingdom (Cost $11,589,845)		11,304,887

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2014

	Shares	Value
COMMON STOCKS (Continued)

United States — 1.97%
Starwood Hotels & Resorts Worldwide, Inc.	312,900	$25,288,578

Total United States (Cost $20,515,568)		25,288,578

Total Common Stocks (Cost $357,021,556)		412,702,022

REAL ESTATE INVESTMENT TRUSTS (REITS) – 63.82%

Australia — 3.90%
CFS Retail Property Trust	3,650,000	7,021,216
GPT Group	3,600,000	13,035,361
Scentre Group*	3,085,489	9,310,295
Stockland	5,666,859	20,733,063

Total Australia (Cost $46,813,656)		50,099,935

Canada — 2.57%
RioCan Real Estate Investment Trust	1,292,805	33,087,957

Total Canada (Cost $33,350,196)		33,087,957

France — 2.85%
ICADE	280,350	30,058,065
Klepierre	128,446	6,545,417

Total France (Cost $28,770,276)		36,603,482

Netherlands — 1.98%
Unibail-Rodamco SE	87,559	25,471,600

Total Netherlands (Cost $17,464,036)		25,471,600

Spain — 0.77%
Merlin Properties Socimi SA*	753,100	9,951,273

Total Spain (Cost $10,278,703)		9,951,273

United Kingdom — 7.28%
Derwent London plc	540,000	24,758,009
Great Portland Estates plc	2,248,520	24,781,744
Hammerson plc	1,400,000	13,896,495
Land Securities Group plc	1,370,000	24,290,115
Shaftesbury plc	523,800	5,880,559

Total United Kingdom (Cost $59,495,486)		93,606,922

United States — 44.47%
Alexandria Real Estate Equities, Inc.	415,200	32,236,128
American Campus Communities, Inc.	536,800	20,527,232
American Homes 4 Rent, Class A	839,300	14,905,968
Boston Properties, Inc.	399,900	47,260,182
Equity One, Inc.	639,900	15,095,241
Equity Residential	604,300	38,070,900

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2014

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) (Continued)

United States (Continued)
Essex Property Trust, Inc.	211,205	$39,053,917
Federal Realty Investment Trust	232,200	28,077,624
Health Care REIT, Inc.	465,700	29,185,419
Host Hotels & Resorts, Inc.	1,261,829	27,772,856
Kilroy Realty Corp.	292,300	18,204,444
LaSalle Hotel Properties	357,400	12,612,646
Macerich Co. (The)	244,800	16,340,400
Plum Creek Timber Co., Inc.	476,900	21,508,190
Prologis, Inc.	1,164,507	47,849,593
Simon Property Group, Inc.	484,057	80,488,998
Taubman Centers, Inc.	319,395	24,213,335
Ventas, Inc.	259,200	16,614,720
Vornado Realty Trust	349,800	37,334,154
Washington Prime Group, Inc.*	238,778	4,474,700

Total United States (Cost $469,915,165)		571,826,647

Total Real Estate Investment Trusts (REITS) (Cost $666,087,518)		820,647,816

WARRANTS – 0.01%
Sun Hung Kai Properties, Ltd. strike price @ HKD 98.60, Expires 04/22/16*	77,959	101,794

Total Warrants (Cost $ — )		101,794

SHORT TERM INVESTMENT (UNITED STATES) – 4.63%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	59,518,738	59,518,738

Total Short Term Investment (United States) (Cost $59,518,738)		59,518,738

Total Investments — 100.55% (Cost $1,082,627,812)		1,292,970,370
Liabilities In Excess Of Other Assets — (0.55)%		(7,021,528)

Net Assets — 100.00%		$1,285,948,842

*	Denotes non-income producing security.

HKD     Hong Kong Dollar

Sector Diversification	% of Net Assets	Value
Real Estate	87.06%	$1,119,563,506
Consumer Cyclicals	8.86%	113,888,126
Short-Term Investment	4.63%	59,518,738

Total Investments	100.55%	1,292,970,370
Liabilities In Excess Of Other Assets	(0.55)%	(7,021,528)

Net Assets	100.00%	$1,285,948,842

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Assets and Liabilities

June 30, 2014

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
ASSETS:
Investments in securities at fair value (Cost $19,372,842, $820,282,296 and $1,082,627,812)	$24,129,309	$984,237,664	$1,292,970,370
Foreign currency at fair value (Cost $ — , $1,622,870 and $860,504)	—	1,624,311	861,301
Dividends receivable	88,515	5,258,842	5,077,498
Receivable for investment securities sold	661,413	—	3,933,346
Receivable for fund shares sold	—	7,751,554	2,456,858
Tax reclaim receivables	—	204,897	85,604

Total Assets	24,879,237	999,077,268	1,305,384,977

LIABILITIES:
Payable for investment securities purchased	328,244	11,535,296	10,312,201
Payable for fund shares redeemed	—	508,818	6,312,125
Investment advisor fees payable	5,546	601,397	787,039
Administration fees payable	3,005	119,362	157,408
Transfer agent fees payable	1,051	24,820	17,743
Audit and tax fees payable	19,191	34,975	26,174
Legal fees payable	169	6,565	7,814
Custodian fees payable	900	15,263	13,323
Trustee fees payable	296	14,028	17,635
Foreign taxes payable	—	1,784,809	1,759,097
Accrued expenses and other payables	4,650	44,754	25,576

Total Liabilities	363,052	14,690,087	19,436,135

NET ASSETS	$24,516,185	$984,387,181	$1,285,948,842

NET ASSETS consist of:
Par value	46,372	488,915	696,977
Additional paid-in capital	18,276,191	1,136,490,229	1,110,212,617
Accumulated undistributed (distributions in excess) of net investment income (loss)	82,157	(24,030,473)	(11,695,597)
Accumulated net realized gain (loss) on investment transactions and foreign currency transactions	1,354,998	(292,558,598)	(23,636,824)
Net unrealized appreciation on foreign currency	—	41,740	29,111
Net unrealized appreciation on investment securities	4,756,467	163,955,368	210,342,558

NET ASSETS	$24,516,185	$984,387,181	$1,285,948,842

CAPITAL STOCK, (unlimited authorized shares at $0.01 par value)
Institutional Class Shares Outstanding	4,637,228	48,891,482	69,697,669

NET ASSET VALUE, offering and redemption price per share**
Institutional Class Share	$5.29	$20.13	$18.45

**

E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the “Fund”, collectively the “Funds”) have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Operations

For the Year Ended June 30, 2014

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund

INVESTMENT INCOME:
Dividends (less foreign taxes withheld $ — , $1,798,850 and $1,390,368)	$525,317	$28,413,768	$29,974,422

Total Investment Income	525,317	28,413,768	29,974,422

EXPENSES:
Investment advisory fees (see note C)	166,479	6,595,699	8,462,573
Administration fees	33,296	1,319,140	1,692,515
Trustees fees and expenses	1,300	54,337	69,164
Transfer agent fees	7,603	242,346	262,981
Legal fees	2,005	78,221	99,721
Audit and tax fees	32,062	65,134	49,226
Custodian fees	10,632	208,245	192,031
Registration and filing fees	12,111	55,627	61,658
Miscellaneous expenses	17,485	110,079	98,496

Total Expenses	282,973	8,728,828	10,988,365
Less: expenses waived / reimbursed by Adviser (see note C)	(105,396)	—	—
Plus: expenses recouped by Adviser (see note C)	—	65,437	151,706

Net Expenses	177,577	8,794,265	11,140,071

Net Investment Income	347,740	19,619,503	18,834,351

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT SECURITIES AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on investment transactions	1,761,657	(12,436,225)	14,105,474
Net realized loss on foreign currency transactions	—	(166,061)	(66,302)
Net change in unrealized appreciation on investment securities*	1,304,919	81,890,571	104,393,672
Net change in unrealized appreciation on foreign currency transactions	—	73,436	48,137

Net realized and unrealized gain on investment securities and foreign currency transactions	3,066,576	69,361,721	118,480,981

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,414,316	$88,981,224	$137,315,332

* Change in unrealized appreciation on investment securities for the E.I.I. International Property and E.I.I. Global Property Funds are net of increase in Foreign taxes payable of ($1,784,809) and ($1,759,097), respectively, on certain appreciation of certain foreign securities.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Realty Securities Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$347,740	$337,396
Net realized gain on investment transactions	1,761,657	4,371,290
Net change in unrealized appreciation (depreciation) on investment securities	1,304,919	(2,828,364)

Net increase in net assets resulting from operations	3,414,316	1,880,322

Distributions From:
Net investment income	(352,126)	(328,479)
Net realized gains on securities	(2,664,563)	—

Total Distributions	(3,016,689)	(328,479)

Capital Share Transactions — Institutional Class:
Shares issued	476,142	94,392
Shares reinvested	2,859,714	265,365
Shares redeemed	(1,096,791)	(4,805,576)
Redemption fees	—	994

Net increase (decrease) from capital share transactions	2,239,065	(4,444,825)

Total increase (decrease) in net assets	2,636,692	(2,892,982)

NET ASSETS
Beginning of Year	21,879,493	24,772,475

End of Year	$24,516,185	$21,879,493

Shares Issued and Redeemed — Institutional Class:
Shares issued	98,130	18,798
Shares reinvested	642,529	51,714
Shares redeemed	(217,278)	(926,031)

	523,381	(855,519)

Undistributed Net Investment Income	$82,157	$86,543

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. International Property Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$19,619,503	$9,806,164
Net realized gain (loss) on investment transactions	(12,436,225)	10,256,376
Net realized loss on foreign currency transactions	(166,061)	(217,193)
Net change in unrealized appreciation on investment securities	81,890,571	82,664,477
Net change in unrealized appreciation (depreciation) on foreign currency transactions	73,436	(25,098)

Net increase in net assets resulting from operations	88,981,224	102,484,726

Distributions From:
Net investment income	(27,696,659)	(12,530,715)

Total Distributions	(27,696,659)	(12,530,715)

Capital Share Transactions — Institutional Class:
Shares issued	389,259,109	239,938,784
Shares reinvested	17,794,658	7,945,353
Shares redeemed	(216,021,005)	(141,932,539)
Redemption fees	81,647	49,944

Net increase from capital share transactions	191,114,409	106,001,542

Total increase in net assets	252,398,974	195,955,553

NET ASSETS
Beginning of Year	731,988,207	536,032,654

End of Year	$984,387,181	$731,988,207

Shares Issued and Redeemed — Institutional Class:
Shares issued	20,011,298	12,874,199
Shares reinvested	934,594	418,397
Shares redeemed	(11,151,435)	(7,724,096)

	9,794,457	5,568,500

Distributions in Excess of Net Investment Income	$(24,030,473)	$(16,873,790)

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Global Property Fund
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$18,834,351	$10,814,317
Net realized gain on investment transactions	14,105,474	16,925,114
Net realized loss on foreign currency transactions	(66,302)	(212,782)
Net change in unrealized appreciation on investment securities	104,393,672	33,880,790
Net change in unrealized appreciation (depreciation) on foreign currency transactions	48,137	(23,653)

Net increase in net assets resulting from operations	137,315,332	61,383,786

Distributions From:
Net investment income	(23,076,132)	(16,766,150)

Total Distributions	(23,076,132)	(16,766,150)

Capital Share Transactions — Institutional Class:
Shares issued	345,532,645	477,740,960
Shares reinvested	22,203,508	16,019,198
Shares redeemed	(200,014,449)	(119,655,349)
Redemption fees	78,739	17,718

Net increase from capital share transactions	167,800,443	374,122,527

Total increase in net assets	282,039,643	418,740,163

NET ASSETS
Beginning of Year	1,003,909,199	585,169,036

End of Year	$1,285,948,842	$1,003,909,199

Shares Issued and Redeemed — Institutional Class:
Shares issued	20,112,675	28,120,426
Shares reinvested	1,347,300	956,370
Shares redeemed	(11,598,164)	(7,005,944)

	9,861,811	22,070,852

Distributions in Excess of Net Investment Income	$(11,695,597)	$(7,504,000)

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2014	June 30, 2013	June 30, 2012		June 30, 2011	June 30, 2010
Net Asset Value, Beginning of Year	$5.32	$4.99	$4.43		$3.34	$2.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.09	0.08	0.06		0.04(1)	0.08
Net Gain on Securities (Realized and Unrealized)	0.64	0.32	0.55		1.12	1.07

Total from Investment Operations	0.73	0.40	0.61		1.16	1.15

LESS DISTRIBUTIONS:
Net Investment Income	(0.09)	(0.07)	(0.05)		(0.07)	(0.07)
Net Realized Gains on Securities	(0.67)	—	—		—	—

Total Distributions	(0.76)	(0.07)	(0.05)		(0.07)	(0.07)

REDEMPTION FEES	—	—(2)	—(2)		—(2)	—

Net Asset Value, End of Year	$5.29	$5.32	$4.99		$4.43	$3.34

Total Return(3)	16.36%	8.10%	13.88%		34.96%	51.56%
Net Assets, End of Year (thousands)	$24,516	$21,879	$24,772		$18,722	$13,582
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.80%	0.80%	0.80%		0.80%	0.80%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.27%	1.28%	1.30%		1.44%	1.78%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.57%	1.44%	1.32%		1.09%	2.52%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.09%	0.96%	0.82%		0.45%	1.54%
Portfolio Turnover Rate	112%	114%	81%	(4)	99%	110%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011	June 30, 2010
Net Asset Value, Beginning of Year	$18.72	$15.99	$18.87	$14.20	$13.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.44(1)	0.27(1)	0.28(1)	0.36	0.23(1)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.59	2.81	(2.19)	4.68	0.86

Total from Investment Operations	2.03	3.08	(1.91)	5.04	1.09

LESS DISTRIBUTIONS:
Net Investment Income	(0.62)	(0.35)	(0.97)	(0.37)	(0.25)
Net Realized Gains on Securities	—	—	—	—	—

Total Distributions	(0.62)	(0.35)	(0.97)	(0.37)	(0.25)

REDEMPTION FEES(2)	—	—	—	—	—

Net Asset Value, End of Year	$20.13	$18.72	$15.99	$18.87	$14.20

Total Return(3)	11.05%	19.25%	(9.08)%	35.63%	7.96%
Net Assets, End of Year (thousands)	$984,387	$731,988	$536,033	$639,480	$447,139
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	0.99%	1.00%	1.04%	1.03%	1.05%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	2.23%	1.45%	1.73%	2.11%	1.49%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	2.24%(4)	1.44%	1.69%	2.08%	1.44%
Portfolio Turnover Rate	9%	8%	13%	10%	8%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011	June 30, 2010
Net Asset Value, Beginning of Year	$16.78	$15.50	$15.87	$12.12	$10.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.29(1)	0.23(1)	0.21(1)	0.22	0.19
Net Gain (Loss) on Securities (Realized and Unrealized)	1.74	1.43	(0.13)(2)	3.79	2.07

Total from Investment Operations	2.03	1.66	0.08	4.01	2.26

LESS DISTRIBUTIONS:
Net Investment Income	(0.36)	(0.38)	(0.45)	(0.26)	(0.19)
Net Realized Gains on Securities	—	—	—	—	—

Total Distributions	(0.36)	(0.38)	(0.45)	(0.26)	(0.19)

REDEMPTION FEES(3)	—	—	—	—	—

Net Asset Value, End of Year	$18.45	$16.78	$15.50	$15.87	$12.12

Total Return(4)	12.34%	10.76%	0.89%	33.26%	22.36%
Net Assets, End of Year (thousands)	$1,285,949	$1,003,909	$585,169	$347,122	$203,268
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	0.99%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	0.97%	0.99%	1.02%	1.03%	1.06%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	1.67%	1.34%	1.46%	1.65%	1.87%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	1.68% (5)	1.35% (5)	1.45%	1.63%	1.81%
Portfolio Turnover Rate	18%	19%	14%	18%	19%

(1)	Per share numbers have been calculated using the average share method.
(2)	The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(3)	Amounts represent less than $0.005 per share.
(4)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(5)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements

June 30, 2014

A. Organization:

E.I.I. Realty Securities Trust (the “Trust”) was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. The E.I.I. International Property Fund and E.I.I. Global Property Fund are classified as diversified Funds while the E.I.I. Realty Securities Fund is classified as a non-diversified Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a “Fund” or collectively as the “Funds”.

E.I.I. Realty Securities Fund’s investment objective is to provide the diversification and total return potential of investments in real estate by investing primarily in companies whose business is to own, operate, develop and manage real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

E.I.I. International Property Fund’s investment objective is to provide current income and long-term capital gains by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate.

E.I.I. Global Property Fund’s investment objective is total return by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate.

Fund Shares

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of June 30, 2014, the Adviser and Investor classes have not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Funds in preparation of their financial statements.

Use of Estimates:    The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds’ portfolio securities. The Funds estimate components of distributions from REITs. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds’ portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

Return of capital distributions are recorded as a reduction of cost of the related securities. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as a reduction or increase in realized gains or losses.

Security Valuation:    Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2014

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust’s Price Valuation Committee under procedures adopted by the Trust’s Board of Trustees (The “Board”).

Most foreign markets close before the close of trading on the NewYork Stock Exchange (“NYSE”). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund’s share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust’s Price Valuation Committee, established by the Trust’s Board of Directors.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

The Board has delegated the fair valuation of each Fund’s portfolio securities to the Adviser. BNY Mellon Investment Servicing (US) Inc., which act as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities. To assist with their responsibilities, the Adviser and/ or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair Value Measurements:    The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the value that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs reflect the assumptions market participants would use in valuing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management’s own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

—  Level 1 — quoted prices in active markets for identical investments

—  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

—  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2014

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of June 30, 2014:

E.I.I. REALTY SECURITIES FUND	Total Value at June 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$24,129,309	$24,129,309	$—	$—

Total	$24,129,309	$24,129,309	$—	$—

* See Schedule of Investments for geographic and industry sector breakouts.

E.I.I. INTERNATIONAL PROPERTY FUND	Total Value at June 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$984,237,664	$984,237,664	$—	$—

Total	$984,237,664	$984,237,664	$—	$—

E.I.I. GLOBAL PROPERTY FUND	Total Value at June 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$1,292,970,370	$1,292,970,370	$—	$—

Total	$1,292,970,370	$1,292,970,370	$—	$—

Transfers in and out of levels 1, 2 and 3 of the fair value hierarchy are recognized as of the beginning of the reporting period. Of the level 1 investments presented above, equity investments amounting to $388,401,085 and $270,698,068 for the E.I.I. International Property Fund and E.I.I. Global Property Fund, respectively, were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation:    Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in securities.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2014

withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

Foreign Income Taxes:    The Funds may be subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. Some foreign countries may apply taxes retroactively. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statements of Operations under net change in unrealized appreciation on investment securities.

Security Transactions:    Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

Expenses:    The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund.

Income Recognition:    Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Dividends and Distributions:    Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

It is the policy of the Funds’ to pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs held by the Funds are generally composed of investment income, long-term capital gains, and return of capital, but the REITs do not report this information to the Funds until the following calendar year. At June 30, 2014, E.I.I. Realty Securities Fund and E.I.I. Global Property Fund estimated these amounts within the financial statements since the information is not available from the REITs until after E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s fiscal year-end. For the year ended June 30, 2014, the character of distributions paid to shareholders of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund disclosed within the Statements of Changes in Net Assets is based on the actual breakdown of distributions paid to the funds for the period July 1, 2013 to December 31, 2013 and estimates for the period January 1, 2014 through June 30, 2014. All estimates are based upon REIT information sources available to E.I.I. Realty Securities Fund and E.I.I. Global Property Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s fiscal year-ends. After calendar year-end, when E.I.I. Realty Securities Fund and E.I.I. Global

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2014

Property Fund learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are possibly re-characterized as return of capital and/or capital gain. After all applicable REITs have informed E.I.I. Realty Securities Fund and E.I.I. Global Property Fund of the actual breakdown of distributions paid to the funds during its fiscal year; estimates previously recorded are adjusted on the books of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund to reflect actual results. As a result, the composition of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund shareholders on IRS Form 1099DIV.

For the year ended June 30, 2014, permanent differences resulting primarily from foreign currency transactions, foreign gains tax and passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
E.I.I. Realty Securities Fund	$—	$—	$—
E.I.I. International Property Fund	—	920,473	(920,473)
E.I.I. Global Property Fund	—	50,184	(50,184)

Net investment income and net realized gains/(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

Federal Income Taxes:    The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expenses, respectively. As of June 30, 2014, management has evaluated the tax positions of each Fund, and has determined that there is no impact on the Fund’s financial statements.

Real Estate Securities Risk:    The Funds investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. REITs are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Funds, including significantly reducing return to the Funds on their investment in such securities.

Foreign Issuer Risk:    For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. Investing in these foreign issuers involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments, which could adversely affect the value of such securities. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

Currency Risk:    Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications:    In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2014

to these indemnification provisions and expects risk or loss thereunder to be remote. Therefore, the Funds have not accrued any liability in connection with these indemnification provisions.

C. Investment Advisory and Administrative Services:

Investment Advisory Fee

The Funds have entered into an Investment Advisory Agreement with EII Realty Securities, Inc. (the “Adviser” or “EII”) for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds’ average daily net assets.

Administration Fee

EII will also provide administrative services to the Funds. Under the Administrative Services Agreement, EII receives a fee payable monthly at an annual rate of 0.15% of the Funds’ average daily net assets. EII has entered into the Sub-Administration Agreement with BNY Mellon Investment Servicing (US Inc.) (“BNY Mellon”), under which EII pays BNY Mellon to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, BNY Mellon provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian and assistance in the preparation of the Trust’s registration statements under federal and state laws.

Transfer Agent Fee

BNY Mellon also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

Custody Fee

The Bank of New York Mellon serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

Trustees Fee

The Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets. The aggregate renumeration paid to the Trustees by the Funds during the year ended June 30, 2014 was $120,000.

Mr. Joseph Gyourko resigned as Independent Trustee of the Board effective September 11, 2013. Ms. Karin Shewer and Mr. Glenn Mueller joined the Board as Independent Trustees effective November 18, 2013 and April 30, 2014, respectively.

Distributor

Foreside Funds Distributors LLC serves as the distributor of the Funds’ shares. Any distribution fees incurred by the Funds is paid by the Adviser.

Expense Limits and Fee Waiver

EII has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or absorb the expenses of the Funds to the extent necessary to limit the total annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average daily net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of (i.e. recoup) a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitations stated above. The total amount of fees

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2014

waived and/or absorbed by the Adviser during the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the funds’ respective expense limitation, is as follows:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Fiscal Year ended 2014	$105,396	$ —	$—
Fiscal Year ended 2013	112,192	10,964	—
Fiscal Year ended 2012	101,853	220,105	—

Total	$319,441	$231,069	$—

The Adviser of E.I.I. International Property Fund has recouped $65,437 from fiscal year 2011. The Adviser of EII Global Property Fund has recouped $77,943 from fiscal year 2011 and $73,763 from fiscal year 2012.

D. Investment Transactions:

For the Year Ended June 30, 2014, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Purchases	$24,271,760	$243,934,314	$354,048,245
Sales	25,220,079	76,522,269	195,475,883

E. Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2014 and June 30, 2013 was as follows:

	Distribution Paid in 2014		Distribution Paid in 2013
Fund	Ordinary Income*	Long-Term Capital Gain	Ordinary Income*	Long-Term Capital Gain
E.I.I. Realty Securities Fund	$404,145	$2,612,544	$328,479	$—
E.I.I. International Property Fund	27,696,659	—	12,530,715	—
E.I.I. Global Property Fund	23,076,132	—	16,766,150	—

Total Taxable Distributions	$51,176,936	$2,612,544	$29,625,344	$—

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions

F. Components of Distributable Earnings:

As of June 30, 2014, the components of accumulated earnings on a tax basis were as follows:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Undistributed ordinary income	$687,584	$17,780,282	$9,123,851
Undistributed Capital Gains	919,681	—	—
Unrealized appreciation*	4,586,357	116,244,698	186,339,377

Total accumulated earnings	$6,193,622	$134,024,980	$195,463,228

* The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of passive foreign investment companies (“PFIC”).

Accumulated capital losses represent net capital loss carryforwards as of June 30, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2014

December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act is June 30, 2012.

As of June 30, 2014, the Funds had pre-enactment net capital loss carry forwards available to offset possible future gains as follows:

Fund	Capital Loss Carryforwards	2017	2018	2019
E.I.I. Realty Securities Fund	$—	$—	$—	$—
E.I.I. International Property Fund	(250,518,469)	(70,118,336)	(163,285,974)	(17,114,159)
E.I.I. Global Property Fund	(20,418,511)	—	(20,418,511)	—

The following table shows amounts of post-enactment capital loss carryforwards, if any, by each of the applicable Funds, which have an unlimited period of capital loss carryforward, as of June 30, 2014:

Fund	Short-Term	Long-Term
E.I.I. Realty Securities Fund	$—	$—
E.I.I. International Property Fund	(3,580,178)	(24,129,916)
E.I.I. Global Property Fund	—	—

During the fiscal year ended June 30, 2014, the E.I.I. Global Property Fund utilized $13,566,677 of prior year capital loss carryforwards, respectively.

G. Late Year losses:

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and June 30 and late year ordinary losses ((i) ordinary losses between January 1 and June 30, and (ii) specified ordinary and currency losses between November 1 and June 30) as occurring on the first day of the following tax year. For the year ended June 30, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until July 1, 2014. For the fiscal year ended June 30, 2014 the Funds deferred to July 1, 2014 the following losses:

Fund	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
E.I.I. Realty Securities Fund	$—	$ —	$ —
E.I.I. International Property Fund	—	(869,941)	(7,518,439)
E.I.I. Global Property Fund	—	—	—

H. Tax Cost of Securities:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at June 30, 2014 for each Fund were as follows:

Fund	Cost	Appreciation	(Depreciation)	Net
E.I.I. Realty Securities Fund	$19,542,952	$4,756,467	$(170,110)	$4,586,357
E.I.I. International Property Fund	868,034,706	225,583,354	(109,380,396)	116,202,958
E.I.I. Global Property Fund	1,106,660,104	240,287,935	(53,977,669)	186,310,266

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2014

I. Subsequent Events:

Effective July 22, 2014 James Rehlaender is no longer associated with the Adviser and no longer has responsibilities with regard to the Funds.

Effective August 15, 2014 Peter Nieuwland is no longer associated with the Adviser and no longer has responsibilities with regard to the International Fund. In addition, the Adviser has hired Andrew Cox who will be joining the International Fund team effective September 15, 2014.

Since July 22, 2014, the Domestic, Global and International Fund have received redemption requests from its shareholders in the amount of 26.06%, 42.54% and 68.95%, respectively, of the total net assets of the Fund, as of August 21, 2014.

The aforementioned redemptions (and/or continued redemptions) may entail some additional risks in that the Adviser must sell Fund assets to meet redemptions. The Funds may incur transaction costs, possible pricing pressures on the securities being sold, and the realization of taxable gains and losses.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of E.I.I. Realty Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the three portfolios constituting E.I.I. Realty Securities Trust) (collectively, the “Funds”), as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting E.I.I. Realty Securities Trust at June 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York August 22, 2014

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited)

June 30, 2014

Tax Information

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amount of long term capital gains designated for the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund are $2,612,544, $0 and $0, respectively.

Of the distributions made by the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund, 1.83% and 2.39%, respectively, may qualify for the dividends received deduction available to corporate shareholders.

If a Fund meets the requirements of section 853 of the Internal Revenue Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the E.I.I. International Property Fund from sources within foreign countries and possessions of the United States is $0.6179 per share (representing a total of $30,208,813). The total amount of taxes paid to such countries is $0.0173 per share (representing a total of $848,142).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund, 1.83%, 26.34% and 30.61%, respectively, represent the amount of each distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. These figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

E.I.I. Realty Securities Trust Proxy Voting Guidelines

EII Realty Securities, Inc., the Funds’ Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC’s web site at www.sec.gov.

In addition, each Fund’s complete proxy voting record for the 12 months ended June 30, 2014 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC’s website at www.sec.gov.

E.I.I. Realty Securities Trust Quarterly Reporting of Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Contract

At an in-person meeting held on April 30, 2014, the Board of Trustees (the “Trustees” or the “Board”), including the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended) (the “Independent Trustees”), of E.I.I. Realty Securities Trust (the “Trust”) considered the annual approval of the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of E.I.I. Realty Securities Fund (“RSF”), E.I.I. International Property Fund (“IPF”), E.I.I. Global Property Fund (“EGF”) (the “Funds”), and EII Realty Securities, Inc. (“EII” or the “Adviser”).

The Trustees reviewed with counsel to the Trust the information provided to them in connection with their review of the Advisory Agreement for the Funds, including: a legal memorandum setting forth the Trustees’ responsibilities in considering approval of the Advisory Agreement; information on the Adviser, including Part 2A of the Form ADV; and comparative fee, expense and performance information provided by Lipper Inc. (“Lipper”) based upon fund peer groups selected by Lipper.

The Board also met with representatives from the Adviser to discuss information about the firm’s profitability and business plans, and staffing and investment performance issues.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2014

The Board reviewed and considered the nature and extent of the investment advisory services provided by EII under the Advisory Agreement, including portfolio management, investment research and securities trading. The Trustees also reviewed and considered the nature and extent of the nonadvisory, administrative services provided by EII under an Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. The Board also compared the nature of the services provided by EII with similar services provided by non-affiliated advisers, as reported to the Board by Lipper.

The Trustees reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of EII who provided the administrative and investment advisory services to the Funds. The Trustees determined that EII’s portfolio managers and key personnel were well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

The Trustees reviewed the performance of the Funds as shown in reports provided by Lipper, compared to the performance of comparable funds selected by Lipper (the “performance peer group”). When considering a Fund’s performance, the Board and the Adviser placed emphasis on trends and longer-term returns (focusing on one-year, three-year, five-year and ten-year performance, as of March 31, 2014, or since inception, as applicable).

The Trustees concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds. They also concluded that the overall quality of the advisory and administrative services was satisfactory.

The Trustees reviewed the advisory and administrative fees (together, the “management fee”) paid by the Funds and the total expense ratios of the Funds. They noted that: (i) IPF’s contractual management fee rate was below, and RSF’s and EGF’s were higher than but close to, the median management fee rate for funds selected by Lipper (the “expense peer group”) that are managed by other advisers with investment strategies comparable to those of the Funds, as shown in the Lipper report for the Funds; (ii) IPF’s and EGF’s actual management fees were higher than but close to the median expense peer groups, while RSF’s actual management fees were below the median expense peer groups; and (iii) RSF’s and IPF’s actual total expense ratios were below the median expense peer groups, while EGF’s actual total expense ratio was higher than but close to the median expense peer group. The Trustees concluded that the Funds’ total expense ratios and management fees were competitive with the expense peer groups. The Independent Trustees reviewed the structure of each Fund’s management fee schedule under the Advisory Agreement and noted that it did not include any breakpoints, but that the Funds benefited from fee waivers.

The Trustees considered and reviewed information concerning the costs incurred and profits realized by EII from its relationship with the Funds and concluded that the profits earned by EII were not excessive in light of the advisory, administrative and other services provided to the Funds.

The Trustees did not identify any so called “fall out benefits” derived by EII from its relationship with the Funds although it did consider whether EII realized any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Funds and/or other clients managed by EII would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Funds. The Trustees recognized that the receipt of such research from brokers might reduce EII’s cost but concluded that the receipt of such research strengthens the investment management resources of EII, which might ultimately benefit the Funds and other funds and clients.

The Trustees considered whether EII was financially sound and had the resources necessary to perform its obligations under the Advisory Agreement. The Trustees noted that EII’s operations remained profitable. The Independent Trustees concluded that EII had the financial resources necessary to fulfill its obligations under the Advisory Agreement.

The Trustees also reviewed and considered the historical relationship between the Funds and EII, including the policies and procedures formulated and adopted by EII for managing each Fund’s operations and the Trustees’ confidence in the competence and integrity of the senior managers and key personnel of EII. The Board concluded that it was beneficial for the Funds to continue their relationship with EII.

E.I.I. REALTY SECURITIES TRUST

Additional Information (Unaudited) (Continued)

June 30, 2014

The Board considered the controls and procedures adopted and implemented by EII and monitored by the Trust’s Chief Compliance Officer and concluded that the conduct of business by EII indicated a good faith effort to adhere to high ethical standards in the conduct of the Fund’s business.

The Independent Trustees met in executive session with counsel to the Trust to discuss the renewal of the Advisory Agreement for each Fund. After the Independent Trustees’ executive session, the full Board unanimously concluded, after considering and weighing all of the above factors, that it would be in the best interest of each Fund and its shareholders to approve the renewal of the Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Trustees and legal counsel. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Advisory Agreement.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2014

E.I.I. Realty Securities Trust

TRUSTEE AND OFFICERS INFORMATION

Information pertaining to the Trustees and Officers of the Company is set forth below. The mailing address of the Trustees and Officers is 640 Fifth Avenue, 8th Floor, New York, New York 10019. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (888) 323-8912.

Name, (Age), Address and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Disinterested Trustee
Michael J. Abbott, 50 Independent Trustee	Trustee since February 2012	Partner, Raptor Group Holdings, since July 2012; Partner, Helios Advisors LLC, July 2011-2012; Cornell University Chief Investment Officer, 2010-2011; Robeco Sage, Chief Executive Officer, 2007- 2010.	3	Director, JSK Capital. (2011-2012)
Warren K. Greene, 78 Chairman & Independent Trustee	Trustee since 1998; Chairman since May 2005	President, American Investors Fund LLC.	3	Trustee, Renaissance Capital Greenwich Funds.
Juan M. Meyer, 70 Independent Trustee	Trustee since December 2005	Partner, Genspring Family Offices, since February 2003; President, Eagle Capital International (family office), from February 1984 to February 2003.	3	None.
Glenn R. Mueller, 60 Independent Trustee	Trustee since April 2014	Professor, Franklin L. Burns School of Real Estate and Construction Management, University of Denver since August 2006; Real Estate Investment Strategist, Dividend Capital Group since December 2005	3	None.
Karin Shewer, 62 Independent Trustee	Trustee since November 2013	Chairman of the Board and Founding Shareholder, Real Estate Capital Partners since August 1989; Board member, Boston Financial Investment Management; Board member, Lakeside Workforce Housing	3	None.
“Interested” Trustee[3]
Richard J. Adler, 67 Chief Executive Officer & President	Trustee since February 2012; President since May 2004	Senior Advisor, EII	3	None.
Christian A. Lange, 74	Trustee since October 2003	Chief Executive Officer, EII Capital Management, Inc. (f/k/a European Investors Incorporated)	3	Director, E.I.I. Voyager U.S. Leaders Equity Company, Director of Amadeus Capital Vision PLC, Director of E.I.I. Real Estate Securities Advisors Limited.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2014

Name, (Age), Address and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Officers
Richard J. Adler, 67	President since May 2004	Senior Advisor, EII	3	N/A
Kathleen Heineken, 32	Secretary since September 2010	Compliance Assistant Vice President and Director of Mutual Fund Administration, EII since May 2007	3	N/A
Michael J. Meagher, 52	Treasurer since May 2003; Chief Compliance Officer since October 2004	Managing Director, Chief Compliance Officer and Director of Mutual Funds, EII since March 2003.	3	N/A

[1]	Each Trustee and officer shall hold office until a successor shall have been elected and qualified, or for an indefinite term consistent with the Trust instrument.
[2]	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
[3]	Mr. Lange and Mr. Adler are considered to be “interested persons” (as defined by the 1940 Act) of the Trust because of their employment with the Adviser and/or an affiliate of the Adviser.

Investment Adviser & Administrator	Legal Counsel
EII Realty Securities, Inc. 640 Fifth Avenue 8th Floor New York, NY 10019 (800) 667-0794	Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036
Independent Registered Public Accounting Firm
Sub-Administrator	Ernst & Young LLP
BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-5120	5 Times Square New York, NY 10036
Officers & Trustees
Transfer Agent	Richard J. Adler, President,
BNY Mellon Investment Servicing (US) Inc. 760 Moore Road King of Prussia, PA 19406	Chief Executive Officer & Trustee Kathleen Heineken, Secretary Michael J. Meagher, Treasurer &
Chief Compliance Officer
Custodian	Warren K. Greene, Independent
The Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217	Chairman & Trustee Karin Shewer, Independent Trustee Juan M. Meyer, Independent Trustee
Christian A. Lange, Trustee
Distributor	Michael J. Abbott, Independent Trustee
Foreside Funds Distributors LLC 400 Berwyn Park 899 Cassatt Road Berwyn, PA 19312	Glenn Mueller, Independent Trustee

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Warren Greene is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $108,460 in 2013 and $112,163 in 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,250 in 2013 and $5,250 in 2014. Fees are for the Form N-1A review.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the registrant’s federal, state and excise tax returns are $13,590 in 2013 and $14,010 in 2014.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $8,500 in 2013 and $10,000 in 2014. Fees are for the PFIC Analyzer.

(e)(1)	All pre-approvals described in paragraph (c)(7) of Rule 2-01 of Regulation S-X will be done by the Audit Committee on an ad hoc basis.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $23,840 in 2013 and $29,260 in 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) EII Realty Securities Trust

By (Signature and Title)* /s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date August 20, 2014

By (Signature and Title)* /s/ Michael J. Meagher
Michael J. Meagher, Treasurer
(principal financial officer)

Date August 20, 2014

*	Print the name and title of each signing officer under his or her signature.